UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Flora Growth Corp.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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Flora Growth Corp.
3230 W. Commercial Boulevard, Suite 180

Fort Lauderdale, Florida 33309

+1 (954) 842-4989

To the Shareholders of Flora Growth Corp.

You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company") to be held on December 19, 2025, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

The matters expected to be acted upon at the Meeting are described in detail in the accompanying Notice of Special Meeting of Shareholders and proxy statement.

We urge you to fill out and submit the enclosed proxy card today or follow the specific instructions on how to vote your shares by proxy, or through the Internet.

You may cast your vote by proxy over the Internet, or by completing and mailing a proxy card to ensure that your shares will be represented at the Meeting. Your vote by proxy will ensure your representation at the Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend and vote your shares at the Meeting.

Thank you for your continued investment in Flora Growth Corp.

/s/ Daniel Reis-Faria
Daniel Reis-Faria
Chief Executive Officer

NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2025

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2025 Special Meeting of Shareholders (including any adjournments or postponements thereof, the "Meeting") of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "Flora") is to be held on December 19, 2025, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

We are holding the Meeting for the following purposes, which are more fully described in the attached proxy statement (the "Proxy Statement") accompanying this Notice:

(1) To consider and, if deemed advisable, to give our Board of Directors (the "Board") the authority, at its discretion, to file Articles of Amendment (an "Amendment") to the Company's amended and restated Articles of Incorporation (the "Articles") to change the name of the Company to "ZeroStack Corp." or to such other name as the Board, in its sole discretion, determines to be appropriate.

(2) To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file an Amendment to the Articles to create a new class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the common shares, no par value, of the Company (the "Common Shares") and the preferred shares, as a class.

(3) To consider and, if deemed advisable,  approve, an amendment (the "2022 Plan Amendment") to the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024 and June 30, 2025 (the "2022 Plan"), to (i) increase the number of Common Shares issuable thereunder from 115,385 to 10% of the fully diluted Common Shares as of the date the shareholders approve the 2022 Plan Amendment and (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder from 21,795 to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding as of the date the shareholders approve the 2022 Plan Amendment.

(4) To consider and, if deemed advisable, approve the grant of stock options to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman.

(5) To consider and, if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying pre-funded warrants and warrants sold in the Company's private placement transactions entered into by the Company with certain investors, pursuant to securities purchase agreements, dated September 19, 2025 (the "September 2025 Private Placement").

(6) To consider and, if deemed advisable, approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of Common Shares underlying the convertible note issued to DeFi Development Corp in the Company's September 2025 Private Placement.

(7) To consider and, if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying the convertible note issued to Zero Gravity Labs Inc. in the Company's September 2025 Private Placement.

(8) To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file an Amendment to the Articles to effect a forward share split of the Company's outstanding Common Shares, at a ratio between 2:1 to 10:1, without reducing the authorized number of Common Shares, to be effected, if at all, in the sole discretion of our Board at any time within one year of the date of the Meeting without further approval or authorization of our shareholders.

(9) To consider and, if deemed advisable, approve one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-8 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate.

(10) To consider any other business that is properly presented at the Meeting.

Only holders of our Common Shares at the close of business on October 27, 2025 are entitled to notice of and to attend and vote at the Meeting and any adjournments thereof. Each of the voting matters set forth in Items 1-9 above are deemed to be a "Proposal" and collectively, the "Proposals". The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders' approval in the accompanying Proxy Statement.

The Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about November 7, 2025 and will be available at https://www.cstproxy.com/floragrowth/sm2025.

Your vote is very important. Shareholders may vote their shares (1) at the Meeting, (2) through the Internet in advance at https://www.cstproxy.com/floragrowth/sm2025, or (3) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting through the Internet (including voting deadlines) are included in the Proxy Statement and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions in this Notice, in the section titled "INFORMATION ABOUT OUR SPECIAL MEETING" of the Proxy Statement or on the proxy card. Whether or not you expect to attend the Meeting, please vote at your earliest convenience by following the instructions in the Proxy Statement or the proxy card you received in the mail.

By order of the Board of Directors,

/s/ Daniel Reis-Faria
Daniel Reis-Faria
Chief Executive Officer

Fort Lauderdale, Florida

November 4, 2025

TABLE OF CONTENTS

* To be voted on at the meeting

PROXY STATEMENT

You are receiving this proxy statement (the "Proxy Statement") because you owned common shares, no par value (the "Common Shares"), of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "Flora"), as of October 27, 2025 (the "Record Date"), which entitles you to vote those shares at the 2025 Special Meeting of Shareholders (including any adjournments of or postponements thereof, the "Meeting"). Our Board of Directors (the "Board") is soliciting proxies from shareholders who wish to vote their shares at the Meeting. By using a proxy, you can vote even if you do not attend the Meeting. This Proxy Statement describes and provides information about the matters on which you are being asked to vote so that you can make an informed decision. Flora Growth Corp. is referred to in this document as "Flora", "we", "us", "our" and the "Company".

Electronic copies of the Notice of Special Meeting (the "Notice"), this Proxy Statement, including the form of proxy and our Annual Report for the fiscal year ended December 31, 2024 (the "2024 Annual Report") may be found and downloaded from https://www.cstproxy.com/floragrowth/sm2025. Otherwise, the materials are accessible on www.sec.gov/edgar. Shareholders should review the information contained in this Proxy Statement together with our 2024 Annual Report, which accompanies this Proxy Statement.

Amounts are expressed in United States dollars ("$") unless otherwise stated.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.

INFORMATION ABOUT OUR SPECIAL MEETING

When and where is the Meeting?

The Meeting will be held on December 19, 2025, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

Who may attend the Meeting?

Shareholders of record as of Record Date, or their duly appointed proxies, and our invited guests are permitted to attend the Meeting.

AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy card and by inserting the name of the person or company to be appointed in the space provided in the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy card to Continental Stock Transfer & Trust Company ("Continental") by mail using the enclosed return envelope to Continental Proxy Services, 1 State Street, 30th Floor, New York, NY 10004-1561. Alternatively, you may vote by Internet at www.cstproxyvote.com.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record ("Registered Shareholder")

If your shares are registered directly in your name with our transfer agent, Continental, you are the shareholder of the Company of record of the shares. As the Registered Shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of the Notice containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner ("Non-registered Shareholder")

If your shares are held through a bank, broker or other nominee (an "Intermediary"), it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I attend and participate in the Meeting?

To gain admittance, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If an Intermediary holds your Common Shares and you plan to attend the Meeting, you should bring a recent statement from the Intermediary showing your ownership of the Common Shares as of the Record Date, a letter from the Intermediary confirming such ownership, and a form of personal identification.

The Chairman of the Meeting has broad authority to conduct the Meeting in an orderly manner, including establishing rules of conduct.

What is the purpose of the Meeting?

The Meeting will be held for the following purposes:

(1) To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file Articles of Amendment (an "Amendment") to the Company's amended and restated Articles of Incorporation (the "Articles") to change the name of the Company to "ZeroStack Corp." or to such other name as the Board, in its sole discretion, determines to be appropriate and which the Director under the Business Corporations Act (Ontario) may accept (the "Name Change Proposal").

(2) To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file an Amendment to the Articles to create a new class of preferred shares (the "Preferred Shares"), issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class (the "Preferred Shares Proposal").

(3) To consider and, if deemed advisable,  approve, an amendment (the "2022 Plan Amendment") to the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024 and June 30, 2025 (the "2022 Plan"), to (i) increase the number of Common Shares issuable thereunder from 115,385 to 10% of the fully diluted Common Shares as of the date the shareholders approve the 2022 Plan Amendment and (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder (the "Incentive Stock Options") from 21,795 to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding as of the date the shareholders approve the 2022 Plan Amendment (the "2022 Plan Amendment Proposal").

(4) To consider and if deemed advisable, approve the grant of stock options of the Company (the "Stock Options") to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman, as described in more detail in the Proxy Statement (the "Stock Options Proposal").

(5) To consider and if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying pre-funded warrants and warrants sold in the Company's private placement transactions entered into by the Company with certain investors, pursuant to securities purchase agreements, dated September 19, 2025 (the "September 2025 Private Placement") (the "PIPE Offering Issuance Proposal").

(6) To consider and if deemed advisable, approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of Common Shares underlying the convertible note issued to DeFi Development Corp in Company's September 2025 Private Placement (the "DeFi Convertible Note Proposal").

(7) To consider and if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying the convertible note issued to Zero Gravity Labs Inc. in Company's September 2025 Private Placement (the "Zero Gravity Convertible Note Proposal").

(8) To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file an Amendment to the Articles to effect a forward share split of the Company's outstanding Common Shares, at a ratio between 2:1 to 10:1 (the "Share Split"), without reducing the authorized number of Common Shares, to be effected, if at all, in the sole discretion of our Board at any time within one year of the date of the Meeting without further approval or authorization of our shareholders (the "Share Split Proposal").

(9) To consider and, if deemed advisable, approve one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-8 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate (the "Adjournment Proposal").

(10) To consider any other business that is properly presented at the Meeting.

Can I vote at the Meeting?

Holders of Common Shares at the close of business on the Record Date may vote your shares electronically at the Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instruction at www.cstproxyvote.com. If you have already voted previously by Internet, there is no need to vote again at the Meeting unless you wish to revoke and change your vote.

A shareholder of the Company has the right to appoint a person or company (who need not be a shareholder) other than the persons whose names appear in such form of proxy, to attend and act for and on behalf of such shareholder at the Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person or company to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Continental Proxy Services, no later than 9:00 a.m. (Eastern Time) on December 19, 2025 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) to the Meeting.

The proxyholder does not need to be a shareholder of the Company, but the proxyholder does need to understand that the Registered Shareholder's vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Shareholder's shares.

If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.

Can I vote by telephone or Internet?

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered shareholders with shares registered directly in their names with Continental will also be able to vote by Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental you may vote those shares by accessing the Internet website address specified on your proxy card instead of completing and signing the proxy itself. Submitting an Internet proxy will not affect your right to vote electronically at the Meeting should you decide to attend the Meeting. The Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.

The accompanying proxy card provides instructions on how to vote via the Internet. There will not be an option to vote by telephone.

Who may vote?

The Board set October 27, 2025 as the Record Date for the Meeting. Holders of Common Shares at the close of business on the Record Date are entitled to vote their shares at the Meeting, and any further postponements or adjournments of the Meeting.

On the Record Date, 741,104 Common Shares were outstanding and entitled to be voted at the Meeting. See "What are the voting rights of Flora shareholders?"

How can I access the proxy materials over the Internet?

We have elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the United States Exchange Act of 1934, as amended (the "Exchange Act"). In doing so, we are deemed to be in compliance with Section 9.1.5 of Canadian Securities Administrators National Instrument 51-102 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the Exchange Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of directors, and none of the following apply: (i) the majority of the executive officers or directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post this Proxy Statement and any additional materials online. Beneficial owners will be sent the Notice of Internet Availability of Proxy Materials at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice of Internet Availability of Proxy Materials, which will be publicly accessible and free of charge on the Company's website as specified in the Notice of Internet Availability of Proxy Materials. Shareholders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Form of Electronic Proxy Card; and (ii) the Company's 2024 Annual Report, at no charge, with the Notice of Internet Availability of Proxy Materials specifying that shareholders should make their requests by no later than December 5, 2025 in order to facilitate timely delivery. Except where specific requests are made in accordance with the provided instructions, all such documents will be available online only and shareholders will not receive a paper or e-mail copy of the proxy materials, other than the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials is being sent to both registered and Non-registered Shareholders of the securities using notice and access pursuant to applicable laws. Electronic copies of this Proxy Statement and the Notice may be found and downloaded from https://www.cstproxy.com/floragrowth/sm2025. If you are a Non-registered Shareholder, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What are the voting rights of Flora shareholders?

Holders of our Common Shares are entitled to one (1) vote per Common Share on each matter that is submitted to shareholders for approval.

Notwithstanding the above, under Nasdaq rules and regulations:

  with respect to Proposal No. 5 (the PIPE Offering Issuance Proposal), the (i) 3,969 Common Shares held by Starchain Ventures, a Series of Decile Start Fund, LP, (ii) 42,608 Common Shares held by Atama Investments LLC and (iii) 69,763 Common Shares held by CSAPL (Singapore) Holdings Pte Ltd, in each case, issued in the September 2025 Private Placement are prohibited from voting;
  with respect to Proposal No. 6 (DeFi Convertible Note Proposal), the (i) 3,969 Common Shares held by Starchain Ventures, a Series of Decile Start Fund, LP, (ii) 42,608 Common Shares held by Atama Investments LLC and (iii) 69,763 Common Shares held by CSAPL (Singapore) Holdings Pte Ltd, in each case, issued in the September 2025 Private Placement are prohibited from voting; and
  with respect to Proposal No. 7 (Zero Gravity Convertible Note Proposal), the (i) 3,969 Common Shares held by Starchain Ventures, a Series of Decile Start Fund, LP, (ii) 42,608 Common Shares held by Atama Investments LLC and (iii) 69,763 Common Shares held by CSAPL (Singapore) Holdings Pte Ltd, in each case, issued in the September 2025 Private Placement are prohibited from voting.

How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the Meeting. You may change your vote prior to the Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Meeting at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Only your latest dated proxy we receive at or prior to the Meeting will be counted. You may also revoke your proxy and change your vote at any time before the final vote at the Meeting by voting again via the Internet. Attendance at the Meeting will not by itself revoke a previously granted proxy. If you hold shares in street name and wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.

What are the voting recommendations of the Board?

The Board recommends that you vote:

• "FOR" approval of the Name Change Proposal;

• "FOR" approval of the Preferred Shares Proposal;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Options Proposal;

• "FOR" approval of the PIPE Offering Issuance Proposal;

• "FOR" approval of the DeFi Convertible Note Proposal;

• "FOR" approval of the Zero Gravity Convertible Note Proposal;

• "FOR" approval of the Share Split Proposal; and

• "FOR" approval of the Adjournment Proposal.

What happens if I submit or return my proxy card without voting?

When you properly submit your proxy, the shares it represents will be voted at the Meeting in accordance with your directions. Unless otherwise specified in the proxy, shares of our Common Shares represented by proxies will be voted:

• "FOR" approval of the Name Change Proposal;

• "FOR" approval of the Preferred Shares Proposal;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Options Proposal;

• "FOR" approval of the PIPE Offering Issuance Proposal;

• "FOR" approval of the DeFi Convertible Note Proposal;

• "FOR" approval of the Zero Gravity Convertible Note Proposal;

• "FOR" approval of the Share Split Proposal;

• "FOR" approval of the Adjournment Proposal; and

• In accordance with the recommendation of our Board "FOR" or "AGAINST" all other business as may properly be brought before the Meeting.

What constitutes a quorum?

The bylaws of the Company (the "Bylaws") provide that at each meeting of shareholders, holders of not less than 35% of Common Shares entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

How many votes are needed for the proposals to pass?

Approval of the Name Change Proposal

If a quorum is present, approval of the Name Change Proposal requires two-thirds of the votes cast at the Meeting with respect to the Name Change Proposal are cast "FOR" approval.

Approval of the Preferred Shares Proposal

If a quorum is present, approval of the Preferred Shares Proposal requires two-thirds of the votes cast at the Meeting with respect to the Preferred Shares Proposal are cast "FOR" approval.

Approval of the 2022 Plan Amendment Proposal

If a quorum is present, approval of the 2022 Plan Amendment Proposal requires that a simple majority of the votes cast at the Meeting with respect to the 2022 Plan Amendment Proposal are cast "FOR" approval.

Approval of the Stock Options Proposal

If a quorum is present, approval of the Stock Options Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Stock Options Proposal are cast "FOR" approval.

Approval of the PIPE Offering Issuance Proposal

If a quorum is present, approval of the PIPE Offering Issuance Proposal requires that a simple majority of the votes cast at the Meeting with respect to the PIPE Offering Issuance Proposal are cast "FOR" approval (subject to the separate tabulation of votes described in "What are the voting rights of Flora shareholders?" set forth above).

Approval of the DeFi Convertible Note Proposal

If a quorum is present, approval of the DeFi Convertible Note Proposal requires that a simple majority of the votes cast at the Meeting with respect to the DeFi Convertible Note Proposal are cast "FOR" approval (subject to the separate tabulation of votes described in "What are the voting rights of Flora shareholders?" set forth above).

Approval of the Zero Gravity Convertible Note Proposal

If a quorum is present, approval of the Zero Gravity Convertible Note Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Zero Gravity Proposal are cast "FOR" approval (subject to the separate tabulation of votes described in "What are the voting rights of Flora shareholders?" set forth above).

Approval of the Share Split Proposal

If a quorum is present, approval of the Share Split Proposal requires two-thirds of the votes cast at the Meeting with respect to the Share Split Proposal are cast "FOR" approval.

Approval of the Adjournment Proposal

If a quorum is present, approval of the Adjournment Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Adjournment Proposal are cast "FOR" approval.

What is the effect of abstentions?

Proxies received but marked "ABSTAIN" will be included in the calculation of the number of Common Shares considered to be present at the Meeting for purposes of determining a quorum, but abstentions will not have an effect on the outcome of any proposal.

What are "broker non-votes" and what effect do they have on the proposals?

Broker non-votes occur when an Intermediary holds shares in "street name" for a beneficial owner and that nominee does not vote the shares because it (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to a particular proposal. Broker non-votes are counted for purposes of determining the existence of a quorum at the Meeting, but they will have no effect on the outcome of any proposal on which we receive a broker non-vote.

A broker is entitled to vote shares held for a beneficial owner on "routine" matters without instructions from the beneficial owner of those shares, which includes the Name Change Proposal (Proposal No. 1). On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, which includes Proposal Nos. 2, 3, 4, 5, 6, 7, 8 and 9 described in this Proxy Statement.

If you hold your shares in street name, it is critical that you provide your Intermediary with instructions on how to cast your vote if you want it to count in the Preferred Shares Proposal (Proposal No. 2), the 2022 Plan Amendment Proposal (Proposal No. 3). the Stock Options Proposal (Proposal No. 4), the PIPE Offering Issuance Proposal (Proposal No. 5), the DeFi Convertible Note Proposal (Proposal No. 6), the Zero Gravity Convertible Note Proposal (Proposal No. 7), the Share Split Proposal (Proposal No. 8) and the Adjournment Proposal (Proposal No. 9) described in this Proxy Statement. If you hold your shares in street name, and you do not instruct your Intermediary how to vote, then it will not be voted for the Preferred Shares Proposal (Proposal No. 2), the 2022 Plan Amendment Proposal (Proposal No. 3). the Stock Options Proposal (Proposal No. 4), the PIPE Offering Issuance Proposal (Proposal No. 5), the DeFi Convertible Note Proposal (Proposal No. 6), the Zero Gravity Convertible Note Proposal (Proposal No. 7), the Share Split Proposal (Proposal No. 8) and the Adjournment Proposal (Proposal No. 9).

Intermediaries holding shares in street name may vote those shares in their discretion for any routine matters. Therefore, we do not expect any broker non-votes on Proposal No. 1 or any other routine matters properly brought before the Meeting.

What is "householding" and how does it work?

The SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering only one Notice of Internet Availability of Proxy Materials addressed to those shareholders, if consented to by the shareholders. This delivery method, called "householding," reduces our delivery costs and provides extra convenience for shareholders. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a shareholder has received notification from its broker that it will be "householding" communications to such shareholder's address, "householding" will continue until such shareholder is notified otherwise or until such shareholder notifies its broker or us that it no longer wishes to participate in "householding." A shareholder may revoke such shareholder's consent by notifying its broker or delivering written notice of such revocation to the Company at Flora Growth Corp., Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Upon written or oral request of a shareholder at a shared address to which a single copy of this Notice of Internet Availability of Proxy Materials was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.

Who tabulates the votes?

Prior to the Meeting, we will select an inspector of election for the Meeting. Such inspector will determine the number of Common Shares represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is making this solicitation. We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration.

Will a list of shareholders entitled to vote at the Meeting be available?

In accordance with the Company's Bylaws, a list of shareholders entitled to vote at the Meeting will be available at our executive office in Fort Lauderdale, Florida and will be accessible prior to the Meeting between the hours of 9:00 a.m. and 5:00 p.m. The list of shareholders will also be available in person at the Meeting.

Where can I find voting results of the Meeting?

We will announce the results for the proposals voted upon at the Meeting and publish final detailed voting results in a Form 8-K filed within four business days of the Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Forward-looking statements may include projections and estimates concerning our possible or assumed future results of operations, financial condition, business strategies and plans, market opportunity, competitive position, industry environment, and potential growth opportunities. In some cases, you can identify forward- looking statements by terms such as "may", "will", "should", "believe", "expect", "could", "intend", "plan", "anticipate", "estimate", "continue", "predict", "project", "potential", "target," "goal" or other words that convey the uncertainty of future events or outcomes. You can also identify forward-looking statements by discussions of strategy, plans or intentions. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, because forward-looking statements relate to matters that have not yet occurred, they are inherently subject to significant business, competitive, economic, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including, among others, those discussed in this Proxy Statement, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements in this Proxy Statement. Risks and uncertainties, the occurrence of which could adversely affect our business, include, but are not limited to, the following:

• our limited operating history and net losses;

• fluctuations in the market price of $0G, the native token of the 0G Chain, a layer-1 blockchain designed to enable users to deploy and operate decentralized artificial intelligence (AI) applications and data ("0G Tokens") or any other digital assets we might hold;

• the possibility that $0G or Solana or any other digital asset we hold may be classified as a "security";

• decrease in liquidity of 0G Tokens or any other digital assets we might hold;

• our ability to continue as a going concern absent access to sources of liquidity;

• damage to our reputation as a result of negative publicity;

• exposure to product liability claims, actions and litigation;

• risks associated with product recalls;

• continuing research and development efforts to respond to technological and regulatory changes;

• our ability to successfully integrate businesses that we acquire;

• our ability to achieve economies of scale;

• our ability to fund overhead expenses, including costs associated with being a publicly-listed company

• maintenance of effective quality control systems;

• changes to energy prices and supply;

• risks associated with expansion into new jurisdictions;

• regulatory compliance risks;

• potential delisting resulting in reduced liquidity of our Common Shares; and

• the other risks described under Part I, Item 1A, "Risk Factors" included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as described from time to time in our other filings with the SEC.

Given the foregoing risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements in this Proxy Statement. The forward-looking statements contained in this Proxy Statement are not guarantees of future performance and our actual results of operations and financial condition may differ materially from such forward- looking statements. In addition, even if our results of operations and financial condition are consistent with the forward-looking statements in this Proxy Statement, they may not be predictive of results or developments in future periods.

Any forward-looking statement that we make in this Proxy Statement speaks only as of the date of this Proxy Statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements in this Proxy Statement, whether as a result of new information, future events or otherwise, after the date of this Proxy Statement.

Interest of Certain Persons in Matters to be Acted Upon

Other than as set forth in this Proxy Statement, the management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer at any time since the beginning of the fiscal year ended December 31, 2024, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All of the directors and officers are entitled to receive awards pursuant to the 2022 Plan ("Awards"). Assuming the Stock Options Proposal in Proposal No. 4 is passed, the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman will receive the Proposed Stock Options (as defined below). Assuming the PIPE Offering Issuance Proposal in Proposal No. 5 is passed, the Company's Chief Executive Officer will receive Token Pre-funded Warrant Shares (as defined below). Assuming the Zero Gravity Convertible Note in Proposal No. 7 is passed, Zero Gravity will be entitled to receive Zero Gravity Note Shares (as defined below) and our Executive Chairman, Michael Heinrich, is the Chief Executive Officer of Zero Gravity. See "Proposal No. 4 - Approval of Stock Options Proposal",  "Proposal No. 5 - Approval of PIPE Offering Issuance," and "Proposal No. 7 - Approval of Zero Gravity Convertible Note Proposal" for further details.

SHARE OWNERSHIP

The following table sets forth information known to us regarding beneficial ownership of Common Shares as of October 27, 2025 by:

• each person known by us to be the beneficial owner of more than 5% of outstanding Common Shares;

• each of our named executive officers and directors;

• all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of October 27, 2025. In computing the number of Common Shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all Common Shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of October 27, 2025. These Common Shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of our Common Shares is based on 741,104 Common Shares outstanding as of October 27, 2025.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all Common Shares beneficially owned by him.

Unless otherwise noted, the business address of each of these shareholders is c/o Flora Growth Corp. 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

Beneficial Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Common Shares Beneficially Owned(1)
5% or Greater Shareholders
Executive Officers
Daniel Reis-Faria(2)(3) Chief Executive Officer and Director	0	0%
Dany Vaiman(3)(4)(10) Chief Financial Officer	13,712	1.85%
Michael Heinrich(3)(5) Executive Chairman and Director	0	0%
Clifford Starke(6)(10) Former Chief Executive Officer and Director	98,741	13.32%
Sammy Dorf(7) Former Executive Chairman	6,411	0.87%
Non-Employee Directors
Manfred Leventhal(8)	129	0.02%
Edward Woo(9)(10)	3,506	0.47%
All current directors and executive officers as a group of 5 persons	17,347	2.34%

(1) Percentages are based on 741,104 Common Shares issued and outstanding as of October 27, 2025. Information as to the number of Common Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, not being within the direct knowledge of the Company, has been furnished by the respective executive officers and directors individually or obtained from the System for Electronic Disclosure by Insiders and may include Common Shares owned or controlled by spouses and/or children of such individuals and/or companies controlled by such individuals or their spouses and/or children.

(2) Excludes Common Shares underlying pre-funded warrants issued in the September 2025 Private Placement.

(3) Excludes Common Shares underlying the Proposed Stock Options (as defined below).

(4) Includes 4,381 shares held directly by Mr. Vaiman.

(5) Excludes Zero Gravity Note Shares.

(6) Includes (i) 23,253 shares held directly by Mr. Starke and (ii) 34,361 shares held by YT Research, Inc., a company owned and controlled by Mr. Starke. Mr. Starke's business address is Attn: Clifford Starke 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

(7) Includes 6,411 shares held directly by Mr. Dorf. Mr. Dorf's business address is Attn: Sammy Dorf 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

(8) Includes 129 shares held directly by Mr. Leventhal.

(9) Includes (i) 3,454 shares held directly by Mr. Woo, (ii) 52 shares held by 1317433 B.C. Limited, a company in which Mr. Woo is the sole director and equity owner.

(10) Messrs. Starke, Vaiman and Woo have reported as a group pursuant to Amendment No. 1 on Form 13D filed by Mr. Starke with the SEC on April 21, 2023. The number of shares disclosed in the above table only reflect the shares held or controlled directly by each director of officer and each such personal specifically disclaims beneficial ownership of the securities and he does not directly own or control.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of October 27, 2025 with respect to our Common Shares that may be issued under the Company Stock Option Plan and 2022 Plan.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first column)
Equity Compensation Plans Approved by Shareholders(1)
Stock Option Plan	180	$2,614	-
2022 Incentive Compensation Plan	11,681(2)	$28.28(3)	51,584
Stock Appreciation Rights(4)	54,838	$22.62	N/A
Equity Compensation Plans Not Approved by Shareholders	N/A	N/A	N/A
Total	66,699	$37.13	51,584

(1) Includes the Company's Stock Option Plan and the 2022 Plan, which authorizes the granting of awards in any of the following forms: options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, other equity-based awards and cash incentive awards.

(2) Represents 11,221 common shares underlying SARs, 194 Common Shares underlying options and 266 issued restricted Common Shares as of October 27, 2025.

(3) The weighted exercise price represents the weighted exercise price of the 11,221 SARs and 194 options outstanding under the 2022 Plan as of October 27, 2025.

(4) Represents 54,851 SARs issued outside of the Company's Stock Option Plan and the 2022 Plan that were previously approved by shareholders at the 2024 Annual Meeting (as defined below), as amended at the 2025 Annual Meeting (as defined below).

EXECUTIVE COMPENSATION

All share-related information presented in this section gives effect to the 1-for-39 share consolidation of the Common Shares issued and outstanding effected by the Company on August 3, 2025 (the "Share Consolidation").

Overview

This section discusses the material components of our executive compensation program for our Named Executive Officers during our fiscal years ended December 31, 2024 and December 31, 2023. As a "smaller reporting company," we are required to provide executive compensation information for the following individuals: (i) all individuals who served as the Company's principal executive officer ("PEO"), during the last completed fiscal year, regardless of compensation; (ii) the two most highly compensated executive officers (other than the PEO) who were serving as executive officers of the Company at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iii) up to two additional persons who served as executive officers (other than as the PEO) during the last completed fiscal year but were not serving in that capacity at the end of the fiscal year if their total compensation is higher than any of the other two Named Executive Officers in the preceding group.

Our Named Executive Officers and their positions during the fiscal year ended December 31, 2024 were as follows:

•    Clifford Starke, our former Chief Executive Officer;

•    Sammy Dorf, our former Executive Chairman; and

•    Dany Vaiman, our Chief Financial Officer.

Summary Compensation Table

The following table sets out the compensation for the Named Executive Officers for the years ended December 31, 2024 and 2023:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Common Shares Awards ($)(3)	Stock Appreciation Rights Awards ($)(4)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total Compensation ($)
Clifford Starke, former Chief Executive Officer	2024	420,000	36,000	1,170,000	1,094,435	-	-	-	2,720,435
	2023	371,233	-	249,167	-	-	-	8,116	628,516
Sammy Dorf, former Executive Chairman	2024	20,967	-	325,000	-	-	-	-	345,967
	2023	-	-	-	-	-	-	-	-
Dany Vaiman, Chief Financial Officer	2024	275,000	18,000	-	818,998	-	-	23,806	1,135,804
	2023	243,301	-	113,258	-	-	-	23,452	380,011
Luis Merchan, former Chief Executive Officer	2024	-	-	-	-	-	-	-	-
	2023	433,615	-	495,000	-	-	-	48,120	976,735
Hussein Rakine, former Chief Executive Officer	2024	-	-	-	-	-	-	-	-
	2023	84,615	-	296,400	-	-	-	-	381,015
Matthew Cohen, former General Counsel	2024	-	-	-	-	-	-	-	-
	2023	145,824	60,000	-	-	-	-	31,250	237,074

(1) Salary amounts represent actual amount of base salary earned by each Named Executive Officer in the applicable year.

(2) Bonus amounts for 2024 and 2023 represent the actual amount of cash bonuses earned during 2023 and 2024, respectively, under the Company's annual bonus program. All such bonuses have been paid. Refer to "Annual Bonus/Non-Equity Incentive Plan Compensation" below.

(3) Value based on trading price of the Common Shares on the date of the respective grants. These grants include grants of restricted Common Shares. See "Narrative to the Summary Compensation Table - Equity-Based Compensation - Equity Awards to Named Executive Officers during 2023 and 2024." for information regarding these grants. Mr. Rakine forfeited the share awards granted to him in 2023 upon his resignation.

(4) Represents the aggregate grant date fair value of SARs granted to each Named Executive Officer, calculated in accordance with the binomial simulation valuation model.

(5) For Messrs. Merchan and Cohen, respectively, in the form of a monthly stipend pursuant to the terms of their respective employment agreements, which included reimbursement payments in connection with health insurance premiums paid during fiscal years 2023 and 2024. Mr. Vaiman's amount includes vacation accrued but not taken for a total of $21,212 as well as health and dental benefits totaling $2,594.

Narrative to the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Annual Bonus/Non-Equity Incentive Plan Compensation

For 2024 and 2023, our Named Executive Officers were eligible to earn a cash bonus under the Company's annual bonus program based upon achievement of both corporate and individual goals determined by the Board based on a target percentage of annual base salary. For 2024, Mr. Starke received a cash bonus of $36,000 and Mr. Vaiman received a cash bonus of $18,000. For 2023, Mr. Cohen received a cash bonus of $60,000.

Equity-Based Compensation

Certain of the Company's Named Executive Officers received grants of SARs and grants of restricted Common Shares under the Company's option plan and 2022 Plan during 2023 and 2024.

Company Stock Option Plan

The Company has a stock option plan whereby it may grant options for the purchase of Common Shares to any director, consultant, employee or officer of the Company or its subsidiaries. The aggregate number of shares that may be issuable pursuant to options granted under the Company's stock option plan will not exceed 10% of the issued and outstanding Common Shares of the Company. The options are non-transferable and non-assignable and may be granted for a term not exceeding five-years. The exercise price of the options is determined by the Board at the time of grant, but in the event that the Common Shares are traded on any stock exchange, may not be less than the closing price of such shares on such exchange on the trading date immediately precedent the date of grant, subject to all applicable regulatory requirements. The Company no longer makes any new grants under the stock option plan.

2022 Plan

The 2022 Plan was adopted by the Company following shareholder approval at the Company's 2022 Annual and Special Meeting of Shareholders (the "Shareholder Approval Date") and amended at the Company's 2023 Annual and Special Meeting of Shareholders and 2024 Annual and Special Meeting of Shareholders (the "2024 Annual Meeting"). At the 2025 Annual and Special Meeting of Shareholders (the "2025 Annual Meeting"), the Company's shareholders approved an amendment (the "2025 Amendment") of the 2022 Plan to increase the number of Common Shares of the Company reserved for issuance to participants under the 2022 Plan from 64,103 Common Shares to 115,385 Common Shares. Previously, on April 11, 2025, the Board authorized the 2025 Amendment, subject to the Company's shareholders approving such amendment at the 2025 Annual Meeting.

The 2025 Amendment became effective immediately upon shareholder approval at the 2025 Annual Meeting. A more complete summary of the terms of the 2025 Amendment is set forth in "Proposal 3: Approval of Amendment to the 2022 Plan" in the Company's definitive proxy statement filed with the SEC on May 6, 2025 (the "2025 Proxy Statement").

The foregoing description of the terms of the 2025 Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 4.1 to the Company's Form 8-K filed with the SEC on June 30, 2025. Shareholders are urged to carefully read this documents.

The purpose of the 2022 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to herein as "Related Entities", in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards

As of December 31, 2024, the total number of Common Shares reserved and available for delivery under the 2022 Plan at any time during the term of the 2022 Plan was 51,282 Common Shares. Awards issued in substitution for Awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2022 Plan. The maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of Stock Options was 21,795 Common Shares.

Following the 2025 Annual Meeting, 115,385 Common Shares were reserved and available for delivery under the 2022 Plan.

If Proposal No. 3 included in this Proxy Statement is approved, the total number of Common Shares reserved and available for delivery under the 2022 Plan will be increased to 10% of the fully diluted Common Shares as of the date of shareholder approval of the 2022 Plan Amendment.

Subject to adjustment as provided in the 2022 Plan, in any fiscal year of the Company during any part of which the 2022 Plan is in effect, no participant who is a member of the Board but is not also an employee or consultant to the Company or Related Entity may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance) that exceeds $250,000 in the aggregate.

The committee designated and empowered by the Board to administer the 2022 Plan ("Committee") is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Awards (including adjustments to exercise prices of stock options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Share or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Shares so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive Awards under the 2022 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary company of the Company (as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively), are eligible for purposes of receiving any incentive stock options ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2022 Plan.

Administration

The 2022 Plan is to be administered by the Committee; provided, however, that except as otherwise expressly provided in the 2022 Plan, the Board may exercise any power or authority granted to the Committee under the 2022 Plan. Subject to the terms of the 2022 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each person who has been granted an Award under the 2022 Plan which remains outstanding (a "Participant")), and the rules and regulations for the administration of the 2022 Plan, construe and interpret the 2022 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2022 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a Common Share on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee but may not be less than 100% of the fair market value of a Common Share on the date the award is granted. An option granted to a person who owns or is deemed to own shares representing 10% or more of the voting power of all classes of shares of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Common Share on the date such ISO is granted.

For purposes of the 2022 Plan, the term "fair market value" means the fair market value of Common Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Common Share as of any given date shall be the closing price of a Common Share on the business day that immediately precedes the date as of which the value is being determined as quoted on the Nasdaq or such other national or regional securities exchange or market system constituting the primary market on which a Common Share is traded, as reported in The Wall Street Journal or such other source as the Company deems reliable or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment, generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% shareholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by the Committee. The Committee thus may permit the exercise price of options awarded under the 2022 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Common Shares which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Common Shares at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights, or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Common Shares, other Awards or other property equal in value to dividends paid on a specific number of Common Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Common Shares, Awards or otherwise as specified by the Committee.

Bonus Shares and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Common Shares as a bonus free of restrictions, or to grant Common Shares or other Awards in lieu of Company obligations to pay cash under the 2022 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Share-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Common Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Common Shares or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, Common Shares or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2022 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2022 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2022 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2022 Plan, Awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other Awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2022 Plan (including the cash settlement of SARs which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any "change in control."

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2022 Plan or the Committee's authority to grant Awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2022 Plan which might increase the cost of the 2022 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2022 Plan will terminate at the earliest of (a) such time as no Common Shares remain available for issuance under the 2022 Plan, (b) termination of the 2022 Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

Equity Awards to Named Executive Officers during 2023 and 2024

Clifford Starke

On November 10, 2023, Mr. Starke received 8,407 Restricted Common Shares, which vested in full on the same date.

On August 14, 2024, Mr. Starke was granted 14,760 SARs at an exercise price of $35.88 per unit and 26,379 SARs at an exercise price of $47.19 per unit. Both grants of SARs vest in 12 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

On December 15, 2024, Mr. Starke received 23,077 Restricted Common Shares, which vested in full on December 15, 2024.

Sammy Dorf

On December 15, 2024, Mr. Dorf received 6,411 Restricted Common Shares, which vested in full on December 15, 2024.

Dany Vaiman

On November 10, 2023, Mr. Vaiman received 3,822 Restricted Common Shares, which vested in full on January 1, 2024.

On August 14, 2024, Mr. Vaiman was granted 4,920 SARs at an exercise price of $35.88 per unit and 8,792 SARs at an exercise price of $47.19 per unit. Both grants of SARs vest in 8 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

On December 15, 2024, Mr. Vaiman was granted 9,552 SARs at an exercise price of $50.70 per unit, which vested in full on December 15, 2024.

Hussein Rakine

On April 16, 2023, Mr. Rakine received 1,539 restricted Common Shares which were set to vest on June 7, 2023. As a result of his resignation in June 2023, Mr. Rakine forfeited all of these unvested restricted Common Shares as well as the unvested October 5, 2022 options.

Luis Merchan

During 2023 and as part of the separation agreement by and between the Company and Luis Merchan, Mr. Merchan received 2,052 Common Shares of the Company. Further, Mr. Merchan acted in a consulting capacity for which he received 770 Common Shares. As a result of his resignation in April 2023, Mr. Merchan forfeited all of these unvested restricted Common Shares as well the unvested October 5, 2022 options.

Matthew Cohen

On May 14, 2023, the Company fully accelerated the vesting of Mr. Cohen's aforementioned Restricted Shares to May 18, 2023. In connection with such vesting, Mr. Cohen agreed to forfeit 115 Restricted Shares to the Company in satisfaction of all applicable withholding taxes.

Employee Benefits

For 2023 and 2024 certain Named Executive Officers were eligible to participate in such employee benefit plans and programs to the same extent as the Company's other full-time employees, subject to the terms and eligibility requirements of those plans.

Equity Awards to Named Executive Officers during 2025

Repricing and Amendment of Vesting Terms of Certain Outstanding SARs

At the 2025 Annual Meeting, the Company's shareholders approved the repricing and amendment of vesting terms of certain outstanding SARs granted to certain employees and executive officers of the Company (the "Stock Appreciation Rights Repricing"). The Stock Appreciation Rights Repricing became effective immediately upon the closing of the 2025 Annual Meeting.

The December 2023 SARs, August 2024 SARs and December 2024 SARs (in each case, as defined in the 2025 Proxy Statement) were repriced to an exercise price per right of $22.62, which is equal to the closing price of the Company's Common Shares on Nasdaq on June 30, 2025, the date the Company's shareholders approved the Stock Appreciation Rights Repricing.

The vesting terms of the December 2023 Starke SARs (as defined in the 2025 Proxy Statement), of which there are 26,379 outstanding, and the August 2024 Starke SARs (as defined in the 2025 Proxy Statement), of which there are 14,760 outstanding, were amended such that the first of nine tranches will vest upon the Company's share price increasing by 25% from $22.62, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%
9	225%

The vesting terms of the December 2023 Vaiman SARs (as defined in the 2025 Proxy Statement), of which there are 8,792 outstanding, and the August 2024 Vaiman SARs (as defined in the 2025 Proxy Statement), of which there are 4,920 outstanding, were amended such that the first of eight tranches will vest upon the Company's share price increasing by 25% from $22.62, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%

The foregoing description of the terms of the Stock Appreciation Rights Repricing does not purport to be complete and is qualified in their entirety by reference to the full text of the Form of Unvested Stock Appreciation Rights Agreement with respect to the December 2023 SARs and August 2024 SARs (each as defined in the 2025 Proxy Statement) and the full text of the Form of Vested Stock Appreciation Rights Agreement with respect to the December 2024 SARs (as defined in the 2025 Proxy Statement), copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company's Form 8-K filed with the SEC June 20, 2025.

Hedging and Pledging Company Securities

Our Insider Trading Policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities. Additionally, policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, SARs or similar option-like instruments in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Clawback Policy

Effective as of October 2, 2023, we adopted a clawback policy that provides for the recoupment of excess incentive compensation paid to executive officers, including the Named Executive Officers, in accordance with Nasdaq listing standards and Exchange Act Rule 10D-1. The policy applies to compensation that is granted, earned, or vested based in whole or in part upon the attainment of a financial reporting measure and provides for the reimbursement or forfeiture by the executive officer of the excess portion of the compensation received by the executive officers during the three preceding fiscal years.

Compensation-Related Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our Company. The Compensation Committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company's risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (ii) the oversight exercised by the Compensation Committee over the performance metrics and results under the Stock Option Plan and the 2022 Plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares, SARs and options in the Company held by our Named Executive Officers as of December 31, 2024.

Option Awards						Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Clifford Starke	4,396	21,983	-	47.19	12/15/34	-	-	-	-
	3,688	11,072	-	35.88	08/14/33	-	-	-	-
Dany Vaiman	1,465	7,327	-	47.19	12/15/34	-	-	-	-
	1,230	3,690	-	35.88	08/14/33	-	-	-	-
	9,552	-	-	50.70	12/15/34
Sammy Dorf	-	-	-	-	-	-	-	-	-
Luis Merchan	-	-	-	-	-	-	-	-	-
Hussein Rakine	-	-	-	-	-	-	-	-	-
Matthew Cohen	-	-	-	-	-	-	-	-	-

(1) See "Narrative to the Summary Compensation Table-Equity-Based Compensation-Equity Awards to Named Executive Officers during 2023 and 2024." for details regarding the vesting schedules of certain Named Executive Officer options and restricted Common Share Awards.

(2) Represents SARs that have vested as of December 31, 2024, irrespective of whether they are in the money or not.

Director Compensation

As a Named Executive Officer of the Company, information regarding the compensation for Mr. Starke for his services as an executive officer in 2024 is set forth in the section titled "Summary Compensation Table" above. Mr. Starke and Mr. Dorf did not receive additional compensation for their service as directors.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our directors for services rendered to us during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Shares Awards ($)(3)	Option Awards ($)(4)	Non- equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Edward Woo	40,000	65,000	-	-	-	7,108	112,108
Harold Wolkin	10,192	-	36,441	-	-	-	46,633
Brendan Cahill	25,000	-	-	-	-	-	25,000
Kevin Taylor	13,000	-	-	-	-	-	13,000
Manfred Leventhal	2,137	-	6,074	-	-	-	8,211
Clifford Starke(1)	-	-	-	-	-	-	-
Sammy Dorf(2)	-	-	-	-	-	-	-

(1) Mr. Starke is a Named Executive Officer of the Company for 2024. Mr. Starke did not receive compensation for his service as director in 2024. As a Named Executive Officer of the Company, information regarding compensation for Mr. Starke for his services as an executive officer in 2024 is set forth in the section title "Summary Compensation Table" above.

(2) Mr. Dorf is a Named Executive Officer of the Company for 2024. Mr. Dorf did not receive compensation for his service as director in 2024. As a Named Executive Officer of the Company, information regarding compensation for Mr. Dorf for his services as an executive officer in 2024 is set forth in the section title "Summary Compensation Table" above.

(3) Represents the aggregate grant date fair value of restricted stock granted to each Director, calculated in accordance with the closing share price of the Company on the grant date.

(4) Represents the aggregate grant date fair value of options and SARs granted to each Director, calculated in accordance with the Black Scholes method.

The table below sets forth the aggregate number of share options of each non-employee director outstanding as of December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares and options in the Company held by our directors as of December 31, 2024.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Edward Woo	-	129	-	273.00	3/17/2033	-	-	-	-
Clifford Starke	4,396	21,983	-	47.19	12/15/34	-	-	-	-
	3,688	11,072	-	35.88	08/14/33

(1) See "Narrative to the Summary Compensation Table-Equity-Based Compensation - Outstanding Equity Awards at 2024 Fiscal Year-End" for details regarding the vesting schedules of certain directors' options and restricted Common Share Awards.

(2) Represents SARs that have vested as of December 31, 2024, irrespective of whether they are in the money or not.

Director Compensation Narrative

From the period from January 1, 2024 to December 31, 2024, each independent member of the Board received $30,000 per annum or prorated for their period of service for their services as a member of the Board.

Employment and Consulting Agreements, Arrangements or Plans

The following describes the respective employment or consulting agreements entered into by the Company and its Named Executive Officers that are in effect as of the date hereof.

Clifford Starke Consulting Agreement

The below is a summary of the Starke Agreement (as defined below) that was in effect when Mr. Starke served as the Company's Chief Executive Officer. Mr. Starke. On September 20, 2025, Mr. Clifford Starke resigned as a director and the Chief Executive Officer of the Company.

Effective December 15, 2023, Mr. Starke and the Company entered into a consulting agreement (the "Starke Agreement"), pursuant to which Mr. Starke would serve as the Chief Executive Officer of the Company. The term of the Starke Agreement was for an indefinite period, unless sooner terminated in accordance with the agreement.

The Starke Agreement provided for a base salary of $420,000 (as could be increased by the Board), applied retroactively to the date of appoint as Chief Executive Officer of the Company and the opportunity to participate in any equity compensation plan offered to other senior executives of the Company.

The Starke Agreement provided that upon execution thereof, Mr. Starke would be granted SARs valued at 12% of the total outstanding Common Shares of the Company on the grant date, which would vest in 12 equal tranches with each tranche representing 1% of the total outstanding Common Shares of the Company. The exercise price of the SARs was the closing share price of the Company's Common Shares on the grant date. The first tranche would vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

The SARs expire 10 years from the grant date with a post-termination exercise period of one year. In addition to the foregoing, all SARs granted under the Starke Agreement remained unexercisable, and subject to forfeiture, until the Company's shareholders approved such SARs grant at the Company's 2024 Annual Meeting.

In addition, upon termination of the Starke Agreement without "Cause" or resignation by Mr. Starke for "Good Reason," as those terms are defined in the Starke Agreement, Mr. Starke would, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 1.5x his base salary at the rate in effect on his last day of service, 50% of which would be paid in a lump sum on the 3rd business day following the effective date of the separation and release agreement, and the remaining 50% of which shall be paid in 12 equal monthly installments commencing on the effective date of the termination of the Starke Agreement.

In the event Mr. Starke was terminated without "Cause" or Mr. Starke resigns for "Good Reason" three months prior to or following a "Change in Control," as those terms are defined in the Starke Agreement, Mr. Starke will be eligible to receive the payments set forth above.

The foregoing description of the Starke Agreement is only a summary and is qualified in its entirety by reference to the full text of the Starke Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 21, 2023.

On November 10, 2023, Mr. Starke received 8,407 Restricted Common Shares, which vested in full on the same date.

On August 14, 2024, Mr. Starke was granted 14,760 SARs at an exercise price of $35.88 per unit and 26,379 SARs at an exercise price of $47.19 per unit. Both grants of SARs vest in 12 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

On December 15, 2024, Mr. Starke received 23,077 Restricted Common Shares, which vested in full on December 15, 2024. The vesting terms of certain SARs held by Mr. Starke were amended at the 2025 Annual Meeting (see section titled "Repricing and Amendment of Vesting Terms of Certain Outstanding SARs" above).

Sammy Dorf Arrangement

While Mr. Sammy served as Executive Chairman, there was no material plan, contract or arrangement (whether or not written) entered into between the Company and Mr. Dorf relating to his appointment or role as the Company's Executive Chairman.

On December 15, 2024, Mr. Dorf received 6,411 Restricted Common Shares, which vested in full on December 15, 2024.

On September 20, 2025, Mr. Sammy Dorf resigned as the Executive Chaiman of the Company.

Daniel Reis-Faria Employment Agreement

Daniel Reis-Faria and the Company, entered into an employment agreement on September 20, 2025 (the "Reis-Faria Agreement"), pursuant to which Mr. Reis-Faria will serve as the Chief Executive Officer of the Company.  The term of the Reis-Faria Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Reis-Faria Agreement provides for a base salary of $600,000 (as may be increased by the Board) applied retroactively to the date of appointment as Chief Executive Officer of the Company and the opportunity to participate in any equity compensation plan offered to other senior executives of the Company.

The Reis-Faria Agreement provides that upon execution thereof, Mr. Reis-Faria shall be granted Stock Options, subject to shareholder approval, valued at 3% of the pro-forma shares of the Company's Common Shares outstanding and deemed outstanding as of the date of such shareholder approval, calculated in accordance with the terms of the Reis-Faria Agreement. The Stock Options will be exercisable at $27.20 per share and have a term of 10 years from issuance. The Stock Options will vest based on the Company's volume weighted average price ("VWAP") of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

The Mr. Reis-Faria will have the choice of receiving SARs in lieu of Stock Options and shall have the choice to settle the Stock Options on a cashless basis.

In addition, upon termination of the Reis-Faria Agreement without "Cause" or resignation by Mr. Reis-Faria for "Good Reason," as those terms are defined in the Reis-Faria Agreement, Mr. Reis-Faria will, conditioned upon his execution of a separation and release agreement, be eligible to receive a payment equal to twenty-four months of his base salary, which shall be paid in a lump sum.

In the event Mr. Reis-Faria is terminated without "Cause" or Mr. Reis-Faria resigns for "Good Reason" six months prior to or following a "Change in Control," as those terms are defined in the Reis-Faria Agreement, Mr. Reis-Faria will, conditioned upon his execution of a separation and release agreement, be eligible to receive the payments set forth above plus an additional six months of his base salary (for a total of thirty months), which shall be paid in a lump sum.

A copy of the Reis-Faria is set forth as Exhibit 10.6 to the Current Report on Form 8-K filed with the SEC on September 23, 2025. The description of the Reis-Faria Agreement in this Current Report on Form 8-K is only a summary and is qualified in its entirety by reference to the actual terms of the Reis-Faria Agreement.

Chief Financial Officer Employment Agreement

Dany Vaiman and the Company, entered into an employment agreement on September 20, 2025 (the "Vaiman Agreement"), pursuant to which Mr. Vaiman will continue to serve as the Chief Financial Officer of the Company.  The term of the Vaiman Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Vaiman Agreement provides for a base salary of $350,000 (as may be increased by the Board) applied retroactively to the date of appointment as Chief Financial Officer of the Company and the opportunity to participate in any equity compensation plan offered to other senior executives of the Company.

The Vaiman Agreement provides that upon execution thereof, Mr. Vaiman shall be granted Stock Options, subject to shareholder approval, valued at 1.5% of the pro-forma shares of the Company's Common Shares outstanding and deemed outstanding as of the date of such shareholder approval, calculated in accordance with the terms of the Vaiman Agreement. The Stock Options will be exercisable at $27.20 per share and have a term of 10 years from issuance. The Stock Options will vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

The Mr. Vaiman will have the choice of receiving SARs in lieu of Stock Options and shall have the choice to settle the Stock Options on a cashless basis.

In addition, upon termination of the Vaiman Agreement without "Cause" or resignation by Mr. Vaiman for "Good Reason," as those terms are defined in the Vaiman Agreement, Mr. Vaiman will, conditioned upon his execution of a separation and release agreement, be eligible to receive a payment equal to twenty-four months of his base salary, which shall be paid in a lump sum.

In the event Mr. Vaiman is terminated without "Cause" or Mr. Vaiman resigns for "Good Reason" six months prior to or following a "Change in Control," as those terms are defined in the Vaiman Agreement, Mr. Vaiman will, conditioned upon his execution of a separation and release agreement, be eligible to receive the payments set forth above plus an additional six months of his base salary (for a total of thirty months), which shall be paid in a lump sum.

A copy of the Vaiman Agreement is set forth as Exhibit 10.7 to the Current Report on Form 8-K filed with the SEC on September 23, 2025. The description of the Vaiman Agreement in this Current Report on Form 8-K is only a summary and is qualified in its entirety by reference to the actual terms of the Vaiman Agreement.

Executive Chairman Employment Agreement

Michael Heinrich and the Company, entered into an employment agreement on September 20, 2025 (the "Heinrich Agreement"), pursuant to which Mr. Heinrich will serve as the Executive Chairman of the Company.  The term of the Heinrich Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Heinrich Agreement provides for a base salary of $600,000 (as may be increased by the Board) applied retroactively to the date of appointment as Executive Chairman of the Company and the opportunity to participate in any equity compensation plan offered to other senior executives of the Company.

The Heinrich Agreement provides that upon execution thereof, Mr. Heinrich shall be granted Stock Options, subject to shareholder approval, valued at 3% of the pro-forma shares of the Company's Common Shares outstanding and deemed outstanding as of the date of such shareholder approval, calculated in accordance with the terms of the Heinrich Agreement. The Stock Options will be exercisable at $27.20 per share and have a term of 10 years from issuance. The Stock Options will vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

The Mr. Heinrich will have the choice of receiving SARs in lieu of Stock Options and shall have the choice to settle the Stock Options on a cashless basis.

In addition, upon termination of the Heinrich Agreement without "Cause" or resignation by Mr. Heinrich for "Good Reason," as those terms are defined in the Heinrich Agreement, Mr. Heinrich will, conditioned upon his execution of a separation and release agreement, be eligible to receive a payment equal to twenty-four months of his base salary, which shall be paid in a lump sum.

In the event Mr. Heinrich is terminated without "Cause" or Mr. Heinrich resigns for "Good Reason" six months prior to or following a "Change in Control," as those terms are defined in the Heinrich Agreement, Mr. Heinrich will, conditioned upon his execution of a separation and release agreement, be eligible to receive the payments set forth above plus an additional six months of his base salary (for a total of thirty months), which shall be paid in a lump sum.

A copy of the Heinrich Agreement is set forth as Exhibit 10.8 to the Current Report on Form 8-K filed with the SEC on September 23, 2025. The description of the Heinrich Agreement in this Current Report on Form 8-K is only a summary and is qualified in its entirety by reference to the actual terms of the Heinrich Agreement.

BUSINESS OF THE MEETING

PROPOSAL NO. 1 - APPROVAL OF NAME CHANGE PROPOSAL

Background

The Company is contemplating a potential name change from "Flora Growth Corp." to "ZeroStack Corp." or to such other name as the Board, in its sole discretion, determines to be appropriate.  Any such name change would require an amendment to the Articles. If shareholder approval is received, the Board would have the discretion to amend the Articles in the future to effectuate the name change, without further action or authorization by shareholders prior to such name change.

Notwithstanding approval of the Name Change Proposal by shareholders, the Board, in its discretion, may determine not to act upon the Name Change Proposal and not to file an Amendment to the Articles giving effect to the name change, without further approval of shareholders.

Reasons for the Name Change Proposal

The Board believes that it may be beneficial to change its name from "Flora Growth Corp." to "ZeroStack Corp." to align with the Company's implementation of a 0G treasury strategy through strategic ownership in 0G, an AI infrastructure company that has created an open and decentralized AI network fueled by the 0G Token.

Procedure for Effecting the Name Change

Following a determination by the Board to implement the name change, the Company will file an Amendment to the Articles with the Director under the OBCA. The name change will become effective on the date shown in the certificate of amendment issued by the Director under the OBCA or such other date indicated in the Articles, provided that, in any event, such date will be prior to the next annual meeting of shareholders.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Name Change Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the name change (the "Name Change Resolution"):

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(a)	the articles of Flora Growth Corp. (the "Company") be amended pursuant to Section 168(1)(a) of the Business Corporations Act (Ontario) (the "Act") to change the name of the Company to "ZeroStack Corp." or to such other name as the Board of Directors, in its sole discretion, determines to be appropriate and which the Director under the Act may accept (the "Name Change");

(b)	the effective date of such Name Change shall be the date shown in the certificate of amendment issued by the Director appointed under the Act or such other date indicated in the Articles provided that, in any event, such date shall be prior to the next annual meeting of shareholders of the Company;

(c)	any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination; and

(d)	notwithstanding the approval of the shareholders of the Company as herein provided, the name change must be implemented prior to the next annual meeting of shareholders of the Company and the directors of the Company be and are hereby authorized and empowered to revoke or not act upon the above resolutions without further approval, ratification or confirmation of the shareholders of the Company at any time before it is acted on."

Vote Required. For the Name Change Proposal to be approved and confirmed, the Name Change Resolution must be passed by the affirmative vote of at least two-thirds (2/3) of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE NAME CHANGE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 2 - APPROVAL OF PREFERRED SHARES PROPOSAL

Background

The Company is currently authorized to issue an unlimited number of Common Shares. The Company is proposing an Amendment to the Articles authorizing the issuance of an unlimited number of preferred shares, no par value per share, issuable in series, with such preferences, powers and rights as shall be set forth in any resolution providing for the issuance thereof adopted by the Board, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class. If shareholder approval for the Preferred Shares Proposal is received, this Amendment to the Articles will be implemented regardless of whether the Name Change and Share Split is implemented. The full text of the proposed Amendment is included in Appendix A to this Proxy Statement.

Notwithstanding approval of the Preferred Shares Proposal by shareholders, the Board, in its discretion, may determine not to act upon the Preferred Shares Proposal and not to file an Amendment to the Articles giving effect to the proposed amendments to the preferred shares, without further approval of shareholders.

This proposed Amendment authorizes the Company to issue up to an unlimited number of preferred shares, in such series, and containing such preferences, powers and rights, as shall be determined by the Board, without further shareholder approval.

Reasons for the Preferred Shares Proposal

The Board believes that it is in the best interests of the Company to have the flexibility to issue preferred shares on such terms and conditions determined to be prudent at a future date if such issuance is determined to be appropriate by the Board. Opportunities may arise in the future, such as development opportunities or businesses becoming available for acquisition or favorable market conditions existing for the sale of a particular type of preferred shares, that would require prompt action. Having preferred shares available for issuance by the Company eliminates the delay and expense of seeking shareholder approval at the time of the issuance of such shares. Preferred shares would also provide the Company with the flexibility necessary for possible future financing transactions, acquisitions, employee benefit plans, and other corporate purposes. Preferred shares are particularly useful since the Board will be able to choose the exact terms of the series of preferred shares at the time of issuance to respond to investor preferences, developments in types of preferred shares, market conditions, as well as the nature of the specific transaction, without requiring additional shareholder approval. Preferred shares would also allow the Company to offer equity that is potentially far less dilutive of the relative equity value of the holders of Common Shares than would be the case if additional Common Shares were issued, and preferred shares can be subject to redemption, which also limits dilution.

The Company has no present plan or intention to issue any preferred shares. If the Board determines to issue preferred shares in the future, no further action or authorization by shareholders would be necessary prior to the issuance of such preferred shares, unless such authorization is otherwise required by applicable law or regulations.

Effect of Preferred Shares on Current Shareholders

The existence of the Company's preferred shares would not, by itself, have any effect on the rights of holders of the Common Shares. However, the issuance of one or more series of preferred shares in the future could affect the holders of the Common Shares in a number of respects, including the following: (i) the issuance of preferred shares may subordinate the Common Shares to the preferred shares in terms of dividend and liquidation rights, since preferred shares typically entitle the holder to satisfaction in full of specified dividend and liquidation rights before any payment of dividends or distribution of assets on liquidation is made on Common Shares; (ii) if voting or conversion rights are granted to the holders of preferred shares, the voting power of the Common Shares will be diluted; and (iii) the issuance of preferred shares may result in a dilution of earnings per share of the present Common Shares.

Anti-Takeover Effects

The issuance of preferred shares may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of preferred shares in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred shares, dilute the interest of a party seeking to take over the Company. Further, the authorized preferred shares could be used by the Board for adoption of a stockholder rights plan or "poison pill."

The Preferred Shares Proposal was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Company at all times.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Preferred Shares Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the Amendment to the Articles to create a class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class (the "Preferred Shares Resolution"):

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(a) Flora Growth Corp. (the "Company") be and is hereby authorized to amend the articles of the Company to:

(i) increase the authorized capital of the Company by creating an unlimited number of preferred shares, issuable in series;

(ii) confirm that, after giving effect to the foregoing, the authorized capital of the Company shall consist of an unlimited number of common shares and an unlimited number of preferred shares, issuable in series;

(iii) provide that the rights, privileges, restrictions and conditions attaching to the common shares, and the preferred shares, as a class, are as follows:

"A. Common Shares

The common shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.  Voting

Each holder of common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Company, except meetings at which only holders of other classes or series of shares are entitled to attend, and at all such meetings shall be entitled to one vote in respect of each common share held by such holder.

2.  Dividends

Subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, the holders of common shares shall be entitled to receive dividends if and when declared by the board of directors.

3.  Liquidation

In the event of any liquidation, dissolution or winding-up of the Company or other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of common shares shall be entitled, subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, to receive the remaining property or assets of the Company.

B. Preferred Shares

The preferred shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.  Preferred Shares, Issuable in Series

The board of directors is authorized to fix the number of shares constituting each series of preferred shares, and to determine the designation and any rights, privileges, restrictions and conditions attaching to the shares of each such series. Before the issue of the first preferred shares of a series, the board of directors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a description of such series, including the designation and any rights, privileges, restrictions and conditions attached to the shares of such series.

2.  No Class Priority

No rights, privileges, restrictions or conditions attached to any series of preferred shares shall confer on the shares of such series a priority in respect of dividends, distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company over any other series of shares of the same class.

3.  Series Differences

Subject to section 2, the rights, privileges, restrictions and conditions of each series of preferred shares may differ from those of any other series of preferred shares at any time outstanding.

4.  Ranking as to Dividends and Return of Capital

The preferred shares of each series shall be entitled to a preference and priority over the common shares with respect to the payment of dividends and the distribution of assets or return of capital if there is a voluntary or involuntary liquidation, dissolution or winding-up of the Company."

(b) any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination; and

(c) notwithstanding the approval of the shareholders of the Company as herein provided, the amendment to the Articles contemplated by the foregoing resolutions must be implemented prior to the next annual general meeting of shareholders of the Company and the directors of the Company be and are hereby authorized and empowered to revoke or not act upon the above resolutions without further approval, ratification or confirmation of the shareholders of the Company at any time before it is acted on."

Vote Required. For the Preferred Shares Proposal to be approved and confirmed, the Preferred Shares Resolution must be passed by the affirmative vote of at least two-thirds (2/3) of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE PREFERRED SHARES RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE 2022 PLAN

Background

On July 5, 2022, in connection with the Company's 2022 annual and special meeting of shareholders, our shareholders approved our 2022 Plan with the purpose of advancing the interests of our shareholders by enhancing our ability to attract, retain and motivate individuals to perform at the highest level. In connection with the Company's 2023 annual and special meeting of shareholders, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 950,000 Common Shares. On August 14, 2024, in connection with the Company's 2024 annual and special meeting of shareholders, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 2,500,000 Common Shares. On June 30, 2025, in connection with the Company's 2025 annual and special meeting of shareholders, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 4,500,000 Common Shares.  On August 3, 2025, the Company effected a 1-for-39 share consolidation of the Common Shares issued and outstanding. On October 27, 2025, the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan was 115,385 Common Shares. In addition, the maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of incentive stock options currently cannot exceed 21,795 Common Shares.

As of October 27, 2025, 51,584 Common Shares remain available for issuance under the 2022 Plan and 12,090 Common Shares were subject to outstanding Awards under the 2022 Plan, including 194 Common Shares subject to outstanding incentive stock options to purchase Common Shares.

On September 19, 2025, the Board approved, and recommended that it be submitted to the Company's shareholders for their approval, to amend the 2022 Plan to (i) increase the number of Common Shares issuable under the 2022 Plan from 115,385 to 10% of the fully diluted Common Shares as of the date of shareholder approval of the 2022 Plan Amendment and (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) from 21,795 to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding at the time the Company's shareholders approve the 2022 Plan Amendment. The Board believes that the 2022 Plan Amendment is necessary to continue to enable the Company to attract and retain qualified directors, officers, employees and consultants for the Company and its subsidiaries. As of the date of this Proxy Statement, there are 741,104 Common Shares outstanding and 686,262 Common Shares issuable upon conversion or exercise of convertible or exercisable securities (excluding DeFi Note Interest Shares issuable under the DeFi Convertible Note and Zero Gravity Note Interest Shares issuable under the Zero Gravity Convertible Note).

Reasons for the Proposed 2022 Plan Amendment

As described above, we are seeking shareholder approval of an amendment to (i) increase the number of Common Shares issuable under the 2022 Plan from 115,385 to 10% of the fully diluted Common Shares as of the date of shareholder approval of the 2022 Plan Amendment and (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable under the 2022 Plan from 21,795 to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding at the time the Company's shareholders approve the 2022 Plan Amendment. In determining the amount of the increases contemplated by the 2022 Plan Amendment, the Compensation Committee and the Board considered, among other factors, the historical number of equity awards granted by the Company and potential future grants in the future. In addition, the Compensation Committee and the Board considered that due to general market volatility, the Company's share price has decreased as compared to its price at the time the 2022 Plan was adopted, and as a result, the 115,385 Common Shares and the 21,795 Incentive Stock Options (as defined in the 2022 Plan) were utilized at rate quicker than management originally expected.

If approved, the 1,514,491 Common Shares issuable under the 2022 Plan would represent 10% of the fully diluted Common Shares outstanding as of October 27, 2025.

Since approval of the 2022 Plan the Company has been able to incentivize its workforce and attract qualified employees, directors, officers and consultants. Because of the number of Common Shares that remain available for issuance under the Company's 2022 Plan the Company's ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited going forward if the shareholders do not approve the 2022 Plan Amendment.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain advisors and consultants. Upon shareholder approval of the 2022 Plan Amendment, additional Common Shares will be reserved for issuance under the 2022 Plan which will enable us to continue to grant equity awards, including Incentive Stock Options, to our officers, employees, consultants, advisors and nonemployee directors at levels determined by the Compensation Committee and the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants, including Incentive Stock Options, and restricted stock grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of shareholders, and focusing key employees on our long-term growth. Approval of the 2022 Plan Amendment will permit us to continue to use share-based compensation to align shareholder and employee interests and to motivate employees and others providing services to us.

We Manage Our Equity Award Use Carefully

Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees and other service providers.

Based on historical usage and our internal growth plans, we expect that the proposed increase of Common Shares to be reserved for issuance under the 2022 Plan to 1,514,491 Common Shares would be sufficient for grants of Awards until approximately 2028, assuming we continue to grant Awards in a manner consistent with our historical usage and current practices and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the 2022 Plan Amendment is approved, the share reserve under the 2022 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the 2022 Plan Amendment is reasonable and appropriate at this time.

The amount, if any, of Awards to be awarded to employees, non-employee directors and consultants is determined by the Compensation Committee and is not presently determinable. Therefore, a New Plan Benefits Table is not provided. Information regarding Awards to the Named Executive Officers in 2024 pursuant to the 2022 Plan and are provided in the section titled "Narrative to the Summary Compensation Table-Equity-Based Compensation-Equity Awards to Named Executive Officers during 2023 and 2024".

Summary of the 2022 Plan

A summary of the material provisions of the 2022 Plan is included in this Proxy Statement under the section "Executive Compensation- Narrative to the Summary Compensation Table - 2022 Plan." The summary therein does not purport to be a complete description of all the provisions of the 2022 Plan and is qualified in its entirety by reference to the complete text of the 2022 Plan which is set forth as Exhibit 4.1 to the Company's Form 8-K (File No. 001-40397) filed with the SEC on June 30, 2025.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain anticipated material U.S. federal income tax consequences generally applicable to Awards to U.S. Participants (as defined below) made under the 2022 Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to Awards under the 2022 Plan. In addition, certain Participants in the Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of Awards under the 2022 Plan. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, and non-U.S. tax consequences to U.S. Participants. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the 2022 Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to awards under the 2022 Plan. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations (whether final, temporary or proposed) promulgated thereunder, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a "U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan, and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary, a "non-U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax consequences of participation in the Plan by a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application of any tax treaties) of awards under the 2022 Plan.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plan.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Consequences of Awards under the 2022 Plans

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to Awards under the 2022 Plan. Failure to comply with Section 409A of the Code could lead to different and less favorable tax treatment. For the tax consequences of ownership and disposition of the Common Shares received pursuant to any of the aforementioned awards, see the section below under the heading "Tax Consequences of the Ownership and Disposition of Common Shares." The Plan is designed to permit the award of Incentive Stock Options qualified under Section 422 of the Code or non-qualified stock options for U.S. federal income tax purposes. The following discussion is subject in its entirety to the passive foreign investment company rules discussed below.

Nonqualified Stock Options

A U.S. Participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a U.S. Participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the U.S. Participant as a result of such exercise. This deduction will be available to us in the tax year in which the U.S. Participant recognizes the income.

The income arising from a U.S. Participant who is an employee exercising a nonqualified stock option will be treated as compensation income for any applicable income and payroll tax withholding purposes, and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the U.S. Participant as taxable income attributable to such Common Shares as a result of the exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant. A U.S. Participant's holding period will commence on the date of exercise.

Incentive Stock Options

U.S. Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a U.S. Participant makes no disqualifying disposition of the Common Shares received upon exercise within the one-year period beginning after the transfer of such Common Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a U.S. Participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the U.S. Participant makes a disqualifying disposition of the Common Shares before the expiration of the one- or two-year holding periods described above, the U.S. Participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

SARs

A U.S. Participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a U.S. Participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the U.S. Participant as a result of such exercise.

The income arising from a U.S. Participant who is an employee exercising a SAR will be treated as compensation income for any applicable withholding tax purposes and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a SAR will equal the fair market value of the Common Shares at the time of exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant.

Restricted Stock

Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an election under Section 83(b) of the Code (an "83(b) election") within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of Common Shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such Common Shares will generally be based on the fair market value of the Common Shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the Common Shares on the date of the election (determined without regard to the forfeiture restrictions on the Common Shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying shares vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units

Recipients of grants of restricted stock units (including performance share units) will not incur any U.S. federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the Common Shares received (determined as of the date of receipt) under the terms of the award. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Dividends and Dividend Equivalents

If a restricted stock award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income, unless the U.S. Participant has elected under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. If a restricted stock unit permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock units are paid in cash or Common Shares and will also be taxed as ordinary income.

Other Share-Based Awards or Performance Awards.

The 2022 Plan also authorizes other share-based awards and performance awards, the terms of which are not specified in the 2022 Plan. The federal income tax consequences to recipients and to us upon the grant and exercise or settlement of these awards will depend on the terms of such awards.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made under Section 83(b) of the Code, Common Shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 162(m)

In most cases, companies are entitled to a U.S. tax deduction in an amount equal to the ordinary income realized by a participant from an award. However, Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code.  To the extent the Company takes a U.S. tax deduction for any awards under the 2022 Plan, Section 162(m) may result in all or a portion of the awards to "covered employees" failing to be deductible for U.S. federal tax purposes.

Section 409A of the Code

The foregoing discussion of tax consequences of awards under the 2022 Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Code, or has been structured to comply with its requirements.  If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected U.S. Participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Committee intends to administer and interpret the 2022 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the 2022 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Committee.

U.S. Federal Income Tax Consequences of Holding and Disposing of the Common Shares Received pursuant to Awards under the 2022 Plan

The following discussion is subject, in its entirety, to the rules described below under the heading "Passive Foreign Investment Company Rules".

Distributions on Common Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current or accumulated "earnings and profits", as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Company is a PFIC (as defined below) for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar value of cash received plus the fair market value of any property received, and (ii) such U.S. Participant's tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Common Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Company were to constitute a "passive foreign investment company" or "PFIC" within the meaning of Section 1297(a) of the Code for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. The Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year and future tax years is uncertain and may depend on, among other things, how quickly the Company may raise cash, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds raised in certain offerings, the business conducted by the Company going forward and the assets held by the Company in connection with such business, as well as on changes in the market value of Common Shares. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Company or any of its subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company or any of its subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Company and each of its subsidiaries.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

The Company generally will be a PFIC if, for a tax year, (a) 75% or more of its gross income is passive income (the "PFIC income test") or (b) 50% or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the "PFIC asset test"). "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of shares and securities, and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all of a foreign corporation's commodities are shares in trade or inventory, depreciable property used in a trade or business, or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

For purposes of the PFIC income test and PFIC asset test described above, if the Company owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Company will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and PFIC asset test described above, and assuming certain other requirements are met, "passive income" does not include certain interest, dividends, rents, or royalties that are received or accrued by the Company from certain "related persons" (as defined in Section 954(d)(3) of the Code) also organized in Canada, to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of the Company's direct or indirect equity interest in any company that is also a PFIC (a "Subsidiary PFIC"), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any "excess distributions," as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Company or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Common Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Common Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Common Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election (each as defined below) with respect to the Common Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC for any tax year during which a U.S. Participant owns Common Shares, the U.S. federal income tax consequences to such U.S. Participant of the acquisition, ownership, and disposition of Common Shares will depend on whether and when such U.S. Participant makes an election to treat the Company and each Subsidiary PFIC, if any, as a "qualified electing fund" or "QEF" under Section 1295 of the Code (a "QEF Election") or makes a mark-to-market election under Section 1296 of the Code (a "Mark-to-Market Election"). A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Participant."

A Non-Electing U.S. Participant will be subject to the rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of Common Shares; and (b) any "excess distribution" received on the Common Shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Participant's holding period for the Common Shares, if shorter).

Under Section 1291 of the Code, if the Company is a PFIC, any gain recognized on the sale or other taxable disposition of Common Shares (including an indirect disposition of the shares of any Subsidiary PFIC), and any "excess distribution" received on Common Shares or with respect to the shares of a Subsidiary PFIC, must be ratably allocated to each day in a Non-Electing U.S. Participant's holding period for the respective Common Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferred rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as "personal interest," which is not deductible.

If the Company is a PFIC for any tax year during which a Non-Electing U.S. Participant holds Common Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent tax years. If the Company ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above), but not loss, as if Common Shares were sold on the last day of the last tax year for which the Company was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election for the first tax year in which the holding period of its Common Shares begins generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to its Common Shares. A U.S. Participant that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Participant's pro rata share of (a) the Company's net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Company's ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, "net capital gain" is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and "ordinary earnings" are the excess of (x) "earnings and profits" over (y) net capital gain. A U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company. However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents the Company's "earnings and profits" that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Common Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" if such QEF Election is made for the first year in the U.S. Participant's holding period for the Common Shares in which the Company is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election for the first year in the U.S. Participant's holding period for the Common Shares, the U.S. Participant may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Participant meets certain requirements and makes a "purging" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election but does not make a "purging" election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the rules of Section 1291 of the Code discussed above with respect to its Common Shares. If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC. Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Company qualifies as a PFIC.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will apply to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Common Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Common Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant's Common Shares. However, a U.S. Participant holding Common Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a "purging" or "deemed sale" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for fair market value. As a result of the "purging" or "deemed sale" election, the U.S. Participant will have a new tax basis and holding period in the Common Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Common Shares.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Common Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed United States federal income tax return. However, if the Company does not provide the required information with regard to the Company or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election only if the Common Shares are marketable stock. The Common Shares generally will be "marketable stock" if the Common Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such shares are traded on such a qualified exchange or other market, such shares generally will be "regularly traded" for any calendar year during which such shares are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor in this matter.

A U.S. Participant that makes a Mark-to-Market Election with respect to its Common Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such Common Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant's holding period for the Common Shares for which the Company is a PFIC and such U.S. Participant has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Common Shares.

A U.S. Participant that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Common Shares, as of the close of such tax year over (b) such U.S. Participant's adjusted tax basis in such Common Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant's adjusted tax basis in the Common Shares, over (b) the fair market value of such Common Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a Mark-to-Market Election generally also will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Common Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a completed IRS Form 8621 to a timely filed United States federal income tax return. A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Common Shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Common Shares, no such election may be made with respect to the shares of any Subsidiary PFIC that a U.S. Participant is treated as owning, because such shares are not marketable. Hence, the Mark-to-Market Election will not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Participant that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Common Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Company is a PFIC during such U.S. Participant's holding period for the relevant Common Shares. However, the specific U.S. federal income tax consequences to a U.S. Participant may vary based on the manner in which Common Shares are transferred.

If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Common Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Common Shares.

In addition, a U.S. Participant who acquires Common Shares from a decedent will not receive a "step up" in tax basis of such Common Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Common Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Foreign Tax Credit

Dividends paid on the Common Shares will be treated as foreign-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Interests of Directors and Executive Officers

Except as described in Proposal No. 4 and the eligibility to receive awards under the 2022 Plan, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

2022 Plan Amendment Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the 2022 Plan Amendment (the "2022 Plan Amendment Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the 2022 Plan Amendment, as described in Proposal No. 3 hereby are, approved, confirmed and ratified in all respects and accordingly,

(1) Section 4(a) of the 2022 Incentive Compensation Plan is hereby amended to read in its entirety as follows:

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be [insert number equal to 10% of the fully diluted Common Shares as of the date the shareholders approve the 2022 Plan Amendment as described in Proposal No. 3]. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(2) Section 4(c)(v) of the 2022 Incentive Compensation Plan is hereby amended to read in its entirety as follows:

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be [insert number equal to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding at the time the Company's shareholders approve the 2022 Plan Amendment as described in Proposal No. 3]. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan."

Vote Required. For the 2022 Plan Amendment to be approved and confirmed, the 2022 Plan Amendment Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE 2022 PLAN AMENDMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 4 - APPROVAL OF STOCK OPTIONS PROPOSAL

Background

Daniel Reis-Faria Stock Options

On September 19, 2025, the Board authorized an award of stock options (the "Reis-Faria Stock Options") to be granted as of the date of the Meeting if shareholders approve the Stock Options Proposal (the "Stock Option Approval Date"). The number of Reis-Faria Stock Options will equal 3.0% of the total issued and outstanding Common Shares as of the date of the Stock Option Approval, with an exercise price of $27.20 per share (the "Option Exercise Price") and have a term of 10 years from issuance, which vest based on the Company's volume weighted average price ("VWAP") of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

Dany Vaiman Stock Options

On September 19, 2025, the Board authorized an award of stock options (the "Vaiman Stock Options") to be granted as of the date of the Stock Option Approval Date. The number of Vaiman Stock Options will equal 1.5% of the total issued and outstanding Common Shares as of the date of the Stock Option Approval Date, with an exercise price equal to the Option Exercise Price and have a term of 10 years from issuance, which vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

Michael Heinrich Stock Options

On September 19, 2025, the Board authorized an award of stock options (the "Heinrich Stock Options") to be granted as of the date of the Stock Option Approval Date. The number of Heinrich Stock Options will equal 3% of the total issued and outstanding Common Shares as of the date of the Stock Option Approval Date, with an exercise price equal to the Option Exercise Price and have a term of 10 years from issuance, which vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$40.80
20%	$54.40
20%	$68.00
20%	$81.60
20%	$95.20

Reasons for the Proposed Stock Options

The Board's main goal in designing the Reis-Faria Stock Options, the Vaiman Stock Options and the Heinrich Stock Options (together, the "Proposed Stock Options") is to create significant value for Flora shareholders. The Board's primary objectives for the Proposed Stock Options includes:

1) Incentivize Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich, and further align their interests with those of Flora's other shareholders

The Board believes these stock options create a direct alignment between the executives' compensation and shareholder value creation. Under the vesting structure of these awards, Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich will only realize value if Flora's share price increases substantially, ensuring that all shareholders benefit first. This genuine pay-for-performance structure means the executives' interests are fully aligned with those of Flora's shareholders, as they are compensated only when shareholders realize significant gains in the value of their investment.

2) Ensure the continuity of their leadership over the long-term

The Board believes that securing the continued services of Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich over the long-term is in the best interests of Flora. The multi-tranche vesting structure of these awards requires sustained commitment and engagement from the Chief Executive Officer, Chief Financial Officer and Executive Chairman over an extended period. By tying meaningful equity compensation to long-term share price milestones, these awards incentivize these key executives to remain with Flora and maintain their focus on driving shareholder value while leading all critical aspects of the Company's business.

3) Transform Flora into a Company with a market capitalization in excess of $1 billion

Full vesting of the awards would require an approximately 800% increase to Flora's share price since the respective grant dates-a transformational objective that would result in Flora achieving a market capitalization in excess of $1 billion. By structuring compensation to vest upon achieving the Company's growth objectives, the Board has created a framework that directly ties the Chief Executive Officer, Chief Financial Officer and Executive Chairman's compensation to the Company's goal of becoming a billion-dollar enterprise.

Potential Value that Could be Realized under the Proposed Stock Options

It is not possible to reliably estimate the value that could be realized under the Proposed Stock Options because the value depends on the price of Common Shares over the term of the Proposed Stock Options, which may be affected by a number of factors including the amount of dilution that the Company's experiences over the term of the Proposed Stock Options. The more dilution, the less value will be realized by the Chief Executive Officer, Chief Financial Officer and Executive Chairman. While Flora has no way of predicting how much dilution there will be, some amount of future dilution is a certainty, whether due to additional issuances of equity as part of (i) regular compensation awards to Flora employees, (ii) capital-raising activities, or (iii) mergers and acquisitions. Further, the value that could be realized under the Proposed Stock Options depends the market price of the Common Shares when the Proposed Stock Options are exercised and the number of Proposed Stock Options that are exercised. Thus, it is not possible to know the value that the Chief Executive Officer, Chief Financial Officer and Executive Chairman will realize from the Proposed Stock Options even if one were to assume that the options would fully vest.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences of the receipt, ownership and exercise of the Proposed Stock Options under the Code to U.S. Participants (as defined below), as in effect on the date of this Proxy Statement.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to the Proposed Stock Options. In addition, certain Participants in the Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of Proposed Stock Options. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, and non-U.S. tax consequences to U.S. Participants. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the Proposed Stock Options.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to the Proposed Stock Options. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Internal Revenue Code of 1986 (the "Code"), Treasury Regulations (whether final, temporary or proposed) promulgated thereunder, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a "U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives the Proposed Stock Options, and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary, a "non-U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives the Proposed Stock Options but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax consequences of the receipt of Proposed Stock Options to a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application of any tax treaties) of the Proposed Stock Options.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to the receipt of Proposed Stock Options.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Consequences of the Proposed Stock Options

A U.S. Participant who receives a Proposed Stock Option is not expected to recognize any taxable income upon grant (provided that the Option Exercise price is not less than fair market value of the Common Shares at grant), nor will the U.S. Participant recognize any taxable income upon shareholder approval of the grant.  To the extent that the Proposed Stock Option qualifies as an incentive stock option under federal U.S. tax law, the U.S. Participant holder will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If the U.S. Participant holder makes no disqualifying disposition of the Common Shares received upon exercise within the one-year period beginning after the transfer of such Common Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject the U.S. Participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the U.S. Participant makes a disqualifying disposition of the Common Shares before the expiration of the one- or two-year holding periods described above, the U.S. Participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

To the extent that the Proposed Stock Option does not qualify as an incentive stock option (i.e., is a non-qualified stock option), if and when the U.S. Participant holding the option exercises any portion of thereof, he will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares of the Company's Common Shares over the exercise price.  Any taxable income recognized in connection with the exercise of the Proposed Stock Option will be subject to applicable tax withholding by us. Any additional gain or loss recognized upon any later disposition of the Common Shares will be capital gain or loss.

Tax Effects for the Company

Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that covered employee exceeds $1,000,000 in any taxable year. Therefore, in any given year in which a U.S. Participant who is a covered employee exercises all or part of the Proposed Stock Option, any U.S. tax deduction by the Company will be limited to $1,000,000, regardless of the amount of compensation recognized from the exercise of the Proposed Stock Option.

U.S. Federal Income Tax Consequences of Holding and Disposing of the Common Shares Received Pursuant to the Exercise of the Proposed Stock Options

The following discussion is subject, in its entirety, to the rules described below under the heading "Passive Foreign Investment Company Rules".

Distributions on Common Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current or accumulated "earnings and profits", as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Company is a PFIC (as defined below) for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar value of cash received plus the fair market value of any property received and (ii) such U.S. Participant's tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Common Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Company were to constitute a "passive foreign investment company" or "PFIC" within the meaning of Section 1297(a) of the Code for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. The Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year and future tax years is uncertain and may depend on, among other things, how quickly the Company may raise cash, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds raised in certain offerings, the business conducted by the Company going forward and the assets held by the Company in connection with such business, as well as on changes in the market value of Common Shares. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Company or any of its subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company or any of its subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Company and each of its subsidiaries.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

The Company generally will be a PFIC if, for a tax year, (a) 75% or more of its gross income is passive income (the "PFIC income test") or (b) 50% or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the "PFIC asset test"). "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of shares and securities, and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all of a foreign corporation's commodities are shares in trade or inventory, depreciable property used in a trade or business, or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

For purposes of the PFIC income test and PFIC asset test described above, if the Company owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Company will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and PFIC asset test described above, and assuming certain other requirements are met, "passive income" does not include certain interest, dividends, rents, or royalties that are received or accrued by the Company from certain "related persons" (as defined in Section 954(d)(3) of the Code) also organized in Canada, to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of the Company's direct or indirect equity interest in any company that is also a PFIC (a "Subsidiary PFIC"), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any "excess distributions," as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Company or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Common Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Common Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the Proposed Stock Options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Common Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election (each as defined below) with respect to the Common Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC for any tax year during which a U.S. Participant owns Common Shares, the U.S. federal income tax consequences to such U.S. Participant of the acquisition, ownership, and disposition of Common Shares will depend on whether and when such U.S. Participant makes an election to treat the Company and each Subsidiary PFIC, if any, as a "qualified electing fund" or "QEF" under Section 1295 of the Code (a "QEF Election") or makes a mark-to-market election under Section 1296 of the Code (a "Mark-to-Market Election"). A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Participant."

A Non-Electing U.S. Participant will be subject to the rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of Common Shares; and (b) any "excess distribution" received on the Common Shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Participant's holding period for the Common Shares, if shorter).

Under Section 1291 of the Code, if the Company is a PFIC, any gain recognized on the sale or other taxable disposition of Common Shares (including an indirect disposition of the shares of any Subsidiary PFIC), and any "excess distribution" received on Common Shares or with respect to the shares of a Subsidiary PFIC, must be ratably allocated to each day in a Non-Electing U.S. Participant's holding period for the respective Common Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferred rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as "personal interest," which is not deductible.

If the Company is a PFIC for any tax year during which a Non-Electing U.S. Participant holds Common Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent tax years. If the Company ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above), but not loss, as if Common Shares were sold on the last day of the last tax year for which the Company was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election for the first tax year in which the holding period of its Common Shares begins generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to its Common Shares. A U.S. Participant that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Participant's pro rata share of (a) the Company's net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Company's ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, "net capital gain" is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and "ordinary earnings" are the excess of (x) "earnings and profits" over (y) net capital gain. A U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company. However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents the Company's "earnings and profits" that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Common Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" if such QEF Election is made for the first year in the U.S. Participant's holding period for the Common Shares in which the Company is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election for the first year in the U.S. Participant's holding period for the Common Shares, the U.S. Participant may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Participant meets certain requirements and makes a "purging" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election but does not make a "purging" election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the rules of Section 1291 of the Code discussed above with respect to its Common Shares. If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC. Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Company qualifies as a PFIC.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the Proposed Stock Options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will apply to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Common Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Common Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant's Common Shares. However, a U.S. Participant holding Common Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a "purging" or "deemed sale" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for fair market value. As a result of the "purging" or "deemed sale" election, the U.S. Participant will have a new tax basis and holding period in the Common Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Common Shares.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Common Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed United States federal income tax return. However, if the Company does not provide the required information with regard to the Company or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election only if the Common Shares are marketable stock. The Common Shares generally will be "marketable stock" if the Common Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such shares are traded on such a qualified exchange or other market, such shares generally will be "regularly traded" for any calendar year during which such shares are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor in this matter.

A U.S. Participant that makes a Mark-to-Market Election with respect to its Common Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such Common Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant's holding period for the Common Shares for which the Company is a PFIC and such U.S. Participant has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Common Shares.

A U.S. Participant that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Common Shares, as of the close of such tax year over (b) such U.S. Participant's adjusted tax basis in such Common Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant's adjusted tax basis in the Common Shares, over (b) the fair market value of such Common Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a Mark-to-Market Election generally also will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Common Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a completed IRS Form 8621 to a timely filed United States federal income tax return. A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Common Shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Common Shares, no such election may be made with respect to the shares of any Subsidiary PFIC that a U.S. Participant is treated as owning, because such shares are not marketable. Hence, the Mark-to-Market Election will not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Participant that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Common Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Company is a PFIC during such U.S. Participant's holding period for the relevant Common Shares. However, the specific U.S. federal income tax consequences to a U.S. Participant may vary based on the manner in which Common Shares are transferred. If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Common Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Common Shares.

In addition, a U.S. Participant who acquires Common Shares from a decedent will not receive a "step up" in tax basis of such Common Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Common Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S.-source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Foreign Tax Credit

Dividends paid on the Common Shares will be treated as foreign-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Interests of Directors and Executive Officers

Other than as specified above, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Stock Options Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Proposed Stock Options (the "Stock Options Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the Proposed Stock Options, as described in Proposal No. 4, hereby are, approved, confirmed and ratified in all respects."

Vote Required. For the Stock Options Resolution to be approved and confirmed, the Stock Options Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE STOCK OPTIONS RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 5 - APPROVAL OF PIPE OFFERING ISSUANCE PROPOSAL

The Cash and Token Private Placement

On September 19, 2025, the Company entered into a securities purchase agreement (the "Cash Securities Purchase Agreement") with certain investors (the "Cash Investors") in connection with the issuance and sale by the Company to the Cash Investors via a private placement (the "Cash Private Placement") of an aggregate of 116,340 Common Shares of the Company, at a purchase price of $25.19 per share (the "Cash Common Shares") and 425,929 pre-funded warrants of the Company at a purchase price of $25.1899 per warrant (the "Cash Pre-funded Warrants") each to purchase one Common Share of the Company (each, a "Cash Pre-funded Warrant Share"), which are exercisable upon approval by the Company's shareholders at the Meeting and expire when exercised in full, at an exercise price of $0.0001 per share. Each Cash Common Share and Cash Pre-funded Warrant issued in the Cash Private Placement was bundled with 0.2 of a Common Share purchase warrant (each full warrant, a "Cash Common Warrant"). Each Cash Common Warrant is exercisable for one Common Share upon approval by the Company's shareholders at the Meeting for 1,825 calendar days at an exercise price of $25.19 (each, a "Cash Warrant Share").

On September 19, 2025, the Company also entered into a securities purchase agreement (the "Token Securities Purchase Agreement" and together with the Cash Securities Purchase Agreement, the "Securities Purchase Agreements") with certain investors (the "Token Investors" and together with the Cash Investors, the "Private Placement Investors") in connection with the issuance and sale by the Company to the Token Investors via a private placement (the "Token Private Placement" and together with the Cash Private Placement the "Private Placements") of an aggregate of 8,546,955 pre-funded warrants of the Company at a purchase price of $25.1899 per warrant (the "Token Pre-funded Warrants" and together with the Cash Pre-funded Warrants and the Cash Common Warrants, the "Warrants") each to purchase one Common Share (each, a "Token Pre-funded Warrant Share" and together with the Cash Pre-funded Warrant Shares and the Cash Warrant Shares, the "Warrant Shares") which are exercisable upon approval by the Company's shareholders at the Meeting and expire when exercised in full, at an exercise price of $0.0001 per share. The purchase price of each Token Pre-funded Warrant was paid in the form of 0G Tokens, with each 0G Token having a deemed value of $3.00 in accordance with the valuation mutually agreed upon by the Company and the Token Investors.

The Warrant Shares may not be issued under the respective Warrants unless shareholder approval is obtained by us. In addition, the Company shall not issue any Warrant Shares pursuant to the terms of the Warrants to the extent that after giving effect to such issuance, the holder of Warrants (each a "Warrant Holder") together with the other affiliates of the Warrant Holder collectively would beneficially own in excess of either 4.99% or 9.99% of the number of Common Shares outstanding immediately after giving effect to such issuance, in accordance with an initial election made by each Warrant Holder (the "Maximum Percentage"). Upon delivery of a written notice to the Company, the Warrant Holder may, from time to time, increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99%, as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to a Warrant Holder and the other affiliates of such Warrant Holder and not to any other Warrant Holder.

The Company has agreed to file a re-sale registration statement on Form S-3 registering the Cash Common Shares and Warrant Shares no later than six (6) months following the date shareholder approval is obtained and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as promptly as practicable following its filing.

The Company intends to use the net proceeds from the Private Placements to further the Company's new digital asset treasury strategy linked to the 0G Tokens and to explore and expand the use of the native AI functionality of the 0G Token to enhance the business of the Company and the balance of the net proceeds will be used for general corporate and working capital purposes

On September 25, 2025, the Company closed the Cash Private Placement and Token Private Placement and issued the Cash Common Shares and Warrants to the Private Placement Investors, and upon exercise, as applicable, the Warrant Shares will be issued, pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated thereunder.

Reasons for Requesting Shareholder Approval

Under the Securities Purchase Agreements, the Company agreed to seek shareholder approval of the issuance of the Warrant Shares that may be issued to Private Placement Investors upon exercise of the Warrants.

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common shares (or securities convertible into or exchangeable for common shares) equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common shares immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common shares for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the "Minimum Price"). The potential issuance of the Warrant Shares, does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the Securities Purchase Agreements, we had 581,994 Common Shares issued and outstanding. Therefore, the issuance of the Warrant Shares, when combined with the issuance of the Cash Common Shares,  would have constituted greater than 20% of the Common Shares outstanding prior to giving effect to the Private Placements, at prices below the Minimum Price. Accordingly, the Company is seeking shareholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Shares (or securities convertible into or exercisable for our Common Shares) in excess of 116,398 shares, which is 20% of the Common Shares outstanding on the original date of entry into the Securities Purchase Agreements.

Additionally, Nasdaq Listing Rule 5635(c) requires shareholder approval prior to the issuance of common shares in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, "equity compensation" includes common shares (and/or securities convertible into or exercisable for common shares) issued to our officers, directors, employees or consultants at a discount to the market value of the common stock, and "market value" is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation. Mr. Danial Reis-Faira, the Company's Chief Executive Officer, participated as an investor in the Token Private Placement in which he contributed 50,000,000 0G Tokens to the Company, with such 0G Tokens, when converted into cash, have an aggregate value of approximately $150,000,000, based upon the agreed upon value of $3.00 per 0G Token,  and was issued 5,954,743 Token Pre-funded Warrants at a purchase price of $25.1899 per Pre-funded Warrant having an approximate dollar value of $149,999,977. As a result, the Token Pre-Funded Warrants issued to our Chief Executive Officer may be deemed equity compensation within the meaning of Nasdaq Rule 5635(c). Accordingly, this Company is seeking shareholder approval of the issuance to Mr. Reis-Faira of Token Pre-funded Warrant Shares upon the conversion of the Token Pre-funded Warrants purchased by Mr. Reis-Faira in the Token Private Placement to ensure compliance with Nasdaq Rule 5635(c).

Potential Effects of Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Securities Purchase Agreements, as the Private Placements have already been completed and the Cash Common Shares and Warrants have already been issued. We are only asking for approval to issue the Warrant Shares underlying the Warrants upon exercise thereof.

The issuance of the Warrant Shares upon the exercise of the Warrants will not affect the rights of the holders of outstanding Common Shares, but such issuances will have a significant dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

Future issuances of Warrant Shares upon the exercise of the Warrants, if any, may cause a significant reduction in the percentage interests of our current shareholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Warrant Shares issued pursuant to the Warrants could cause the market price of our Common Shares to decline. In addition to the foregoing, the increase in the number of issued shares of Common Shares in connection with the Private Placements may have an incidental anti-takeover effect in that additional shares could be used to dilute the share ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate shareholder approval. We are not required to obtain shareholder approval for the Private Placements under Nasdaq Listing Rule 5635(b) because the Private Placement Investors have agreed that, for so long as they hold any Common Shares, neither they nor any of their affiliates will acquire shares of our Common Shares which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding Common Shares.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Securities Purchase Agreements, as the Private Placements have already been completed and the Cash Common Shares and Warrants have already been issued. We are only asking for approval to issue the Warrant Shares underlying the Warrants upon exercise thereof.

If the PIPE Offering Issuance Proposal is not approved by our shareholders, we will be prohibited from issuing Warrant Shares pursuant to exercise of the Warrants, which may make raising additional funds in the future more challenging. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our digital asset treasury strategy and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

In addition, if the PIPE Offering Issuance Proposal is not approved at the Meeting, we are obligated under the terms of the Securities Purchase Agreements to call an additional meeting of shareholders as soon as reasonably practicable thereafter to seek shareholder approval of the PIPE Offering Issuance Proposal. If shareholder approval is not obtained after such subsequent shareholder meeting, we are obligated to cause additional shareholder meetings to be held quarterly thereafter until such shareholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding shareholder meetings to obtain shareholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

Additional Information

The information set forth in this Proposal No. 5 is qualified in its entirety by reference to the full text of the Cash Securities Purchase Agreement, Token Securities Purchase Agreement, the Cash Pre-Funded Warrants, Token Pre-Funded Warrants and the Cash Common Warrant attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to our Current Report on Form 8-K filed with the SEC on September 23, 2025. Shareholders are urged to carefully read these documents.

Interests of Directors and Executive Officers

Other than as specified above, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

PIPE Offering Issuance Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the PIPE Offering Issuance Proposal (the "PIPE Offering Issuance Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed PIPE Offering Issuance Resolution, as described in Proposal No. 5, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the PIPE Offering Issuance Resolution to be approved and confirmed, the PIPE Offering Issuance Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE PIPE OFFERING ISSUANCE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 6 - APPROVAL OF DEFI CONVERTIBLE NOTE PROPOSAL

The Private Placement

On September 19, 2025, the Company, entered into a securities purchase agreement (the "DeFi Securities Purchase Agreement") with DeFi Development Corp ("DeFi") for the issuance on a private placement basis (the "DeFi Private Placement") of an unsecured convertible note in an aggregate original principal amount of 95,333.3333 Solana with a value of $22,880,000 as of September 19, 2025 (the "DeFi Convertible Note").

The DeFi Convertible Note accrues interest payable in Solana at a rate of eight percent (8%) per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31, beginning September 30, 2025 (each such date, an "Interest Payment Date"). At the option of the Company, provided, however, that with respect to any Interest Payment Date through and including September 30, 2026, accrued interest for the applicable period can be payable in-kind by capitalizing and adding such accrued interest to the outstanding Solana principal amount ("DeFi PIK Interest").

If approved by the Company's shareholders at the Meeting, (i) the original principal amount of the DeFi Convertible Note will be convertible into Common Shares (the "DeFi Note Principal Shares") and (ii) the PIK Interest can be through the issuance of Common Shares (the "DeFi Note Interest Shares" and together with the DeFi Note Principal Shares, the "DeFi Note Shares"), in each case, at a conversion ratio of the U.S. Dollar Value (as defined in the DeFi Convertible Note) of Solana divided by $240, subject to updates in accordance with the terms of the DeFi Convertible Note. The maximum number of DeFi Note Principal Shares issuable upon conversion of the original principal amount, assuming full conversion, is 686,263 Common Shares. In addition, the maximum number of DeFi Note Interest Shares issuable upon conversion of PIK Interest, assuming all accrued interest up to including September 30, 2026 is capitalized and added to the outstanding principal amount, is 61,490 Common Shares.

The DeFi Convertible Note may not be converted, and DeFi Note Shares may not be issued under the DeFi Convertible Note unless shareholder approval is obtained by us. In addition, the Company shall not issue any DeFi Note Shares pursuant to the terms of the DeFi Convertible Note to the extent that after giving effect to such issuance, DeFi together with the other affiliates of DeFi collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of Common Shares outstanding immediately after giving effect to such issuance. Upon delivery of a written notice to the Company, DeFi may, from time to time, increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99%, as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to DeFi and the other affiliates of DeFi and not to any other holder of convertible notes issued under the DeFi Securities Purchase Agreement that is not an affiliate of DeFi.

The Company has agreed to file a re-sale registration statement on Form S-3 registering the DeFi Note Shares no later than thirty (30) calendar days following the date shareholder approval is obtained and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as promptly as practicable following its filing.

The Company intends to use the net proceeds from the DeFi Private Placement to further the Company's new digital asset treasury strategy linked to the 0G Tokens and to explore and expand the use of the native AI functionality of the 0G Token to enhance the business of the Company and the balance of the net proceeds will be used for general corporate and working capital purposes

Upon conversion, the DeFi Note Shares will be issued, pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated thereunder.

Reasons for Requesting Shareholder Approval

Under the DeFi Securities Purchase Agreement, the Company agreed to seek shareholder approval of the issuance of DeFi Note Shares that may be issued to DeFi pursuant to the conversion of the DeFi Convertible Note.

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common shares (or securities convertible into or exchangeable for common shares) equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance for a price that is less than Minimum Price. The potential issuance of the DeFi Note Shares underlying the DeFi Convertible Note, does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the DeFi Securities Purchase Agreement, we had 581,994 Common Shares issued and outstanding. Therefore, the potential issuance of the DeFi Note Shares would have constituted greater than 20% of the Common Shares outstanding prior to giving effect to the DeFi Private Placement, at prices below the Minimum Price. In addition, due to the anti-dilution and other adjustment provisions in the DeFi Convertible Notes, the conversion price could be reduced, resulting in the issuance of additional Common Shares at prices below the initial conversion price. Further, if we elect to pay any accrued interest in the form of DeFi Note Shares, the effective conversion price may be lower than the initial conversion price, which would result in the issuance of a greater number of DeFi Note Shares than were originally issuable at the initial conversion price. The Company is seeking shareholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Shares (or securities convertible into or exercisable for our Common Shares) in excess of 116,398 shares, which is 20% of our Common Shares outstanding on the original date of entry into the DeFi Securities Purchase Agreement, including without limitation, the issuance of any, and as a result of the anti-dilution feature of the DeFi Convertible Note, since such provisions may in the future further reduce the per share conversion price and result in the issuance of shares at less than the Minimum Price.

Potential Effects of Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the DeFi Securities Purchase Agreement or the issuance of the DeFi Convertible Note. We are only asking for approval to issue the DeFi Note Shares underlying the DeFi Convertible Note upon conversion thereof.

As described above, the DeFi Convertible Note contains anti-dilution provisions that may materially increase the number of DeFi Note Shares that are issued by us in connection with the conversion of the DeFi Convertible Note. No assurance can be given that any DeFi Note Shares will be issued upon conversion of the DeFi Convertible Note, or that additional DeFi Note Shares will not be issued in the event that the number of DeFi Note Shares issuable upon the conversion of the DeFi Convertible Note does not increase pursuant to the terms of the DeFi Convertible Note.

Future issuances of DeFi Note Shares upon the conversion of the DeFi Convertible Note, if any, may cause a significant reduction in the percentage interests of our current shareholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of DeFi Note Shares issued pursuant to the DeFi Convertible Note could cause the market price of our Common Shares to decline. In addition to the foregoing, the increase in the number of issued shares of Common Shares in connection with the DeFi Private Placement may have an incidental anti-takeover effect in that additional shares could be used to dilute the share ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate shareholder approval. We are not required to obtain shareholder approval for the DeFi Private Placement under Nasdaq Listing Rule 5635(b) because DeFi has agreed that, for so long as they hold any Common Shares, neither they nor any of their affiliates will acquire shares of our Common Shares which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding Common Shares.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the DeFi Securities Purchase Agreement or the issuance of the DeFi Convertible Note. We are only asking for approval to issue the DeFi Note Shares underlying the DeFi Convertible Note upon conversion thereof.

If the DeFi Convertible Note Proposal is not approved by our shareholders, we will not be able to issue DeFi Note Shares pursuant to the DeFi Note, which may make raising additional funds in the future more challenging. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our digital asset treasury strategy and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

In addition, if the DeFi Convertible Note Proposal is not approved at the Meeting, we are obligated under the terms of the DeFi Securities Purchase Agreement to call an additional meeting of shareholders as soon as reasonably practicable thereafter to seek shareholder approval of the DeFi Convertible Note Proposal. If shareholder approval is not obtained after such subsequent shareholder meeting, we are obligated to cause additional shareholder meetings to be held quarterly thereafter until such shareholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding shareholder meetings to obtain shareholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

Additional Information

The information set forth in this Proposal No. 6 is qualified in its entirety by reference to the full text of the DeFi Securities Purchase Agreement and the Zero Gravity Convertible Notes attached as Exhibits 10.3 and 4.3, respectively, to our Current Report on Form 8-K filed with the SEC on September 23, 2025. Shareholders are urged to carefully read these documents.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

DeFi Convertible Note Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the DeFi Convertible Note Proposal (the "DeFi Convertible Note Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed DeFi Convertible Note Resolution, as described in Proposal No. 6, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the DeFi Convertible Note Resolution to be approved and confirmed, the DeFi Convertible Note Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE DEFI CONVERTIBLE NOTE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 7 - APPROVAL OF ZERO GRAVITY CONVERTIBLE NOTE PROPOSAL.

The Private Placement

On September 22, 2025, the Company, entered into a securities purchase agreement (the "Zero Gravity Securities Purchase Agreement") with Zero Gravity Labs Inc. ("Zero Gravity") for the issuance on a private placement basis (the "Zero Gravity Private Placement") of an unsecured convertible note in an aggregate original principal amount of 50,000,000 0G Tokens with a value of $150,000,000 as of September 22, 2025 (the "Zero Gravity Convertible Note").

The Zero Gravity Convertible Note accrues interest payable in 0G Tokens at a rate of eight percent (8%) per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31, beginning September 30, 2025 (each such date, an "Interest Payment Date"). At the option of the Company, provided, however, that with respect to any Interest Payment Date through and including September 30, 2026, accrued interested for the applicable period can be payable in-kind by capitalizing and adding such accrued interest to the outstanding 0G Token principal amount ("Zero Gravity PIK Interest").

If approved by the Company's shareholders at the Meeting, (i) the principal amount of the Zero Gravity Convertible Note will be convertible into Common Shares (the "Zero Gravity Note Principal Shares") and (ii) accrued and unpaid interest can be paid in-kind through the issuance of Common Shares (the "Zero Gravity Note Interest Shares" and together with the Zero Gravity Note Principal Shares, the "Zero Gravity Note Shares"), in each case, at a conversion ratio of the U.S. Dollar Value (as defined in the Zero Gravity Convertible Note) of 0G Tokens divided by $33.34, subject to updates in accordance with the terms of the Zero Gravity Convertible Note.

The maximum number of Zero Gravity Note Principal Shares issuable upon conversion of the original principal amount, assuming full conversion, is 4,499,101 Common Shares. In addition, the maximum number of Zero Gravity Note Interest Shares issuable upon conversion of the Zero Gravity PIK Interest, assuming all accrued interest up to including September 30, 2026 is capitalized and added to the outstanding principal amount is 403,120 Common Shares.

The Zero Gravity Convertible Note may not be converted, and Zero Gravity Note Shares may not be issued under the Zero Gravity Convertible Note unless shareholder approval is obtained by us. In addition, the Company shall not issue any Zero Gravity Note Shares pursuant to the terms of the Zero Gravity Convertible Note to the extent that after giving effect to such issuance, the Zero Gravity together with the other affiliates of Zero Gravity collectively would beneficially own in excess of the Maximum Percentage of the number of Common Shares outstanding immediately after giving effect to such issuance. Upon delivery of a written notice to the Company, Zero Gravity may, from time to time, increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99%, as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to Zero Gravity and the other affiliates of Zero Gravity and not to any other holder of convertible notes issued under the Zero Gravity Securities Purchase Agreement that is not an affiliate of Zero Gravity.

The Company has agreed to file a re-sale registration statement on Form S-3 registering the Zero Gravity Note Shares no later than thirty (30) calendar days following the date shareholder approval is obtained and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as promptly as practicable following its filing.

The Company intends to use the net proceeds from the Zero Gravity Private Placement to further the Company's new digital asset treasury strategy linked to the 0G Tokens and to explore and expand the use of the native AI functionality of the 0G Token to enhance the business of the Company and the balance of the net proceeds will be used for general corporate and working capital purposes

Upon conversion or exercise, as applicable, the Zero Gravity Note Shares will be issued, pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated thereunder.

Reasons for Requesting Shareholder Approval

Under the Securities Purchase Agreement, the Company agreed to seek shareholder approval of the issuance of Zero Gravity Note Shares that may be issued to Zero Gravity pursuant to the conversion of the Zero Gravity Convertible Note.

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common shares (or securities convertible into or exchangeable for common shares) equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. The potential issuance of the Zero Gravity Note Shares underlying the Zero Gravity Convertible Note, does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the Zero Gravity Securities Purchase Agreement, we had 581,994 Common Shares issued and outstanding. Therefore, the potential issuance of the Zero Gravity Note Shares would have constituted greater than 20% of the Common Shares outstanding prior to giving effect to the Zero Gravity Private Placement, at prices below the Minimum Price. In addition, due to the anti-dilution and other adjustment provisions in the Zero Gravity Convertible Notes, the conversion price could be reduced, resulting in the issuance of additional Common Shares at prices below the initial conversion price. Further, if we elect to pay any accrued interest in the form of Zero Gravity Note Shares, the effective conversion price may be lower than the initial conversion price, which would result in the issuance of a greater number of Zero Gravity Note Shares than were originally issuable at the initial conversion price. The Company is seeking shareholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Shares (or securities convertible into or exercisable for our Common Shares) in excess of 116,398 shares, which is 20% of the Common Shares outstanding on the original date of entry into the Zero Gravity Securities Purchase Agreement, including without limitation, the issuance of any, and as a result of the anti-dilution feature of the Zero Gravity Convertible Note, since such provisions may in the future further reduce the per share conversion price and result in the issuance of shares at less than the Minimum Price.

Additionally, Nasdaq Listing Rule 5635(c) requires shareholder approval prior to the issuance of common shares in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, "equity compensation" includes common shares (and/or securities convertible into or exercisable for common shares) issued to our officers, directors, employees or consultants at a discount to the market value of the common stock, and "market value" is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation. Mr. Michael Heinrich, the Company's Executive Chairman, is also the Chief Executive Officer of Zero Gravity, a party to the Zero Gravity Securities Purchase Agreement, in which Zero Gravity contributed 50,000,000 Tokens to the Company, with such Tokens, when converted into cash, have an aggregate value of approximately $150,000,000, based upon the agreed upon value of $3 per Token, and was issued the Zero Gravity Convertible Note in an aggregate original principal amount of Tokens with a current value of $150,000,000 in accordance with the terms of the Zero Gravity Securities Purchase Agreement. As a result, the Zero Gravity Convertible Note issued to our Executive Chairman may be deemed equity compensation within the meaning of Nasdaq Rule 5635(c). Accordingly, the Company is seeking shareholder approval of the issuance to Mr. Heinrich of Zero Gravity Note Shares upon the conversion of the Zero Gravity Convertible Note to ensure compliance with Nasdaq Rule 5635(c).

Potential Effects of Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Zero Gravity Securities Purchase Agreement or the issuance of the Zero Gravity Convertible Note. We are only asking for approval to issue the Zero Gravity Note Shares underlying the Zero Gravity Convertible Note upon conversion thereof.

The issuance of the Zero Gravity Note Shares upon the conversion of the Zero Gravity Convertible Note will not affect the rights of the holders of outstanding Common Shares, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

As described above, the Zero Gravity Convertible Note contains anti-dilution provisions that may materially increase the number of Zero Gravity Note Shares that are issued by us in connection with the conversion of the Zero Gravity Convertible Note. No assurance can be given that any Zero Gravity Note Shares will be issued upon conversion of the Zero Gravity Convertible Note, or that additional Zero Gravity Note Shares will not be issued in the event that the number of Zero Gravity Note Shares issuable upon the conversion of the Zero Gravity Convertible Note does not increase pursuant to the terms of the Zero Gravity Convertible Note.

Future issuances of Zero Gravity Note Shares upon the conversion of the Zero Gravity Convertible Note, if any, may cause a significant reduction in the percentage interests of our current shareholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Zero Gravity Note Shares issued pursuant to the Zero Gravity Convertible Note could cause the market price of our Common Shares to decline. In addition to the foregoing, the increase in the number of issued shares of Common Shares in connection with the Zero Gravity Private Placement may have an incidental anti-takeover effect in that additional shares could be used to dilute the share ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate shareholder approval. We are not required to obtain shareholder approval for the Zero Gravity Private Placement under Nasdaq Listing Rule 5635(b) because Zero Gravity has agreed that, for so long as they hold any Common Shares, neither they nor any of their affiliates will acquire shares of our Common Shares which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding Common Shares.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Zero Gravity Securities Purchase Agreement or the issuance of the Zero Gravity Convertible Note. We are only asking for approval to issue the Zero Gravity Note Shares underlying the Zero Gravity Convertible Note upon conversion thereof.

If the Zero Gravity Convertible Note Proposal is not approved by our shareholders, we will not be able to issue Zero Gravity Note Shares pursuant to the Zero Gravity Convertible Note, which may make raising additional funds in the future more challenging. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our digital asset treasury strategy and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

In addition, if the Zero Gravity Convertible Note Proposal is not approved at the Meeting, we are obligated under the terms of the Zero Gravity Securities Purchase Agreement to call an additional meeting of shareholders as soon as reasonably practicable thereafter to seek shareholder approval of the Zero Gravity Convertible Note Proposal. If shareholder approval is not obtained after such subsequent shareholder meeting, we are obligated to cause additional shareholder meetings to be held quarterly thereafter until such shareholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding shareholder meetings to obtain shareholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

Additional Information

The information set forth in this Proposal No. 7 is qualified in its entirety by reference to the full text of the Zero Gravity Securities Purchase Agreement and the Zero Gravity Convertible Notes attached as Exhibits 10.4 and 4.4, respectively, to our Current Report on Form 8-K filed with the SEC on September 23, 2025. Shareholders are urged to carefully read these documents.

Interests of Directors and Executive Officers

Other than as specified above, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Zero Gravity Convertible Note Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Zero Gravity Convertible Note Proposal (the "Zero Gravity Convertible Note Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed Zero Gravity Convertible Note Resolution, as described in Proposal No. 7, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the Zero Gravity Convertible Note Resolution to be approved and confirmed, the Zero Gravity Convertible Note Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE ZERO GRAVITY CONVERTIBLE NOTE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 8 - APPROVAL OF SHARE SPLIT PROPOSAL

Our Board has approved the filing of an Amendment to the Articles to effect the Share Split. If approved by the shareholders as proposed, the Board would have the sole discretion to effect the Share Split, if at all, within one (1) year of the date the proposal is approved by shareholders and to fix the specific ratio within a range of two-for-one (2:1) to a maximum of a ten-for-one (10:1) forward share split. The Board has the discretion to abandon the amendment and not implement the Share Split. We believe that enabling the Board to fix the specific ratio of the Share Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our shareholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the liquidity and marketability of our Common Shares; the number of Common Shares outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Share Split, if approved by our shareholders, would become effective upon the filing of the Articles of Amendment to the Articles, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to abandon the amendment and the Share Split if, at any time prior to the effectiveness of the filing of the Articles of Amendment to the Articles, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed. If implemented, the Share Split will have the effect of increasing the number of Common Shares issued and outstanding. The number of authorized Common Shares will not be increased in connection with the Share Split as the Company is authorized to issue an unlimited number of Common Shares under its Articles.

The proposed form of Amendment to effect the Share Split is attached as Appendix A to this Proxy Statement. Any amendment to our Articles to effect the Share Split will include the Share Split ratio fixed by the Board, within the range approved by our shareholders.

Reasons for the Share Split

Our Board has evaluated the data demonstrating that our employees have a high level of interest and ownership in the Company's Common Shares as well as the feedback from those employees that a higher share price can limit those who desire to invest in the Company's Common Shares, especially those who are earlier in their careers. The Board also reviewed the effect of the trading price of our Common Shares, reviewing our history of share splits and other relevant factors. The closing market price of our Common Shares on October 27, 2025, was $11.67 as reported on NASDAQ. The Board believes in the Company's long-term strategy and the continued growth of the Company and, in consideration of the factors above, the Board believes that effecting the Share Split would be in the best interests of the Company and its shareholders.

Accordingly, our Board has approved resolutions to effect the Share Split and directed that it be submitted to our shareholders for adoption and approval at the Meeting.

Potential Effects of the Share Split

Generally

The Share Split may make our Common Shares more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of Common Shares.

The Share Split will affect all holders of our Common Shares uniformly and will not affect any shareholder's percentage ownership interest or any shareholder's proportionate voting power.

Our Common Shares are currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Share Split will not affect the registration of our Common Shares under the Exchange Act.

If the Share Split is effected, the post-split market price of our Common Shares may be less than the pre-split price multiplied by the Share Split ratio.

After Share Split

The following table contains the approximate number of issued and outstanding Common Shares, and the estimated per share trading price following a two-for-one (2:1) to ten-for-one (10:1) Share Split, without giving effect to the issuance of any derivative securities, as of October 27, 2025.

	Current	2:1	6:1	10:1

Common Shares Authorized(1)	Unlimited	Unlimited	Unlimited	Unlimited

Common Shares Issued and Outstanding	741,104	1,482,208	4,446,624	7,411,040

Number of Common Shares Reserved for
Issuance(2)	66,842	133,684	401,052	668,420
Number of Common Shares Authorized
but Unissued and Unreserved	Unlimited	Unlimited	Unlimited	Unlimited

_________________

(1) The Share Split will not have any impact on the number of Common Shares we are authorized to issue under our Articles.

(2) Current consists of: (i) 66,137 Common Shares subject to outstanding SARs, (ii) 266 Common Shares subject to restricted stock awards, and (iii) 439 Common Shares subject to outstanding options to purchase Common Shares.

Effect on Par Value of our Common Shares

The Share Split will not affect the par value of our Common Share, which will remain as no par value.

Effect on our Stock Option Plan and 2022 Plan

We previously granted options, SARs, restricted stock, restricted stock units, other equity-based awards and cash incentive awards under our Stock Option Plan and our 2022 Plan. As of October 27, 2025, there were approximately 66,842 Common Shares subject to outstanding awards granted under the Stock Option Plan and our 2022 Plan in aggregate and approximately 51,584 shares remained available under the Stock Option Plan and the 2022 Plan.

The Stock Option Plan and the 2022 Plan provide that in the event of forward share split, such as the Share Split, the Company may adjust proportionately the Common Shares subject to an Award as well as any applicable exercise price, per-person Award limitation, and any other aspect of any Award that the Company determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award. Accordingly, if the Share Split is effected, these proportionate adjustments will be effected.

The foregoing summary is qualified in its entirety by the terms of the respective Stock Option Plan and 2022 Plan which were filed as Exhibit 10.1 to our Annual Report on Form 10-K filed with the SEC on March 24, 2025 and Exhibit 4.1 to our Form 8-K filed with the SEC on June 30, 2025, respectively. Shareholders are urged to carefully read these documents.

Procedure for Implementing the Share Split

If our shareholders approve this proposal, and if our Board determines that it is in our best interest and the best interests of our shareholders to proceed with the Share Split, we will file the Articles of Amendment to the Articles to effect the Share Split. As of the effective time of the Share Split, each share certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Common Shares

If the Share Split is effected, shareholders holding Common Shares in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Share Split. The letter of transmittal will contain instructions on how a shareholder should surrender their certificate(s) representing pre-split Common Shares to our transfer agent in exchange for certificates representing the appropriate number of post-Share Split Common Shares. No certificates representing post-split Common Shares will be issued to a shareholder until such shareholder has surrendered to our transfer agent all their certificates representing their post-Share Split Common Shares, together with a properly completed and executed letter of transmittal. No shareholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split Common Shares. Until surrendered, we will deem certificates representing pre-split Common Share to be cancelled and only to represent the number of whole shares of post-split Common Shares to which these shareholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our Common Shares bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Shareholders should not destroy any share certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the Share Split is effected, we intend to treat shares held by shareholders through a bank, broker, or other nominee in the same manner as shares held by shareholders of record. Banks, brokers, and other nominees will be instructed to effect the Share Split for beneficial owners holding our Common Shares in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Share Split than for shareholders of record. Shareholders who hold Common Shares in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered "Book-Entry" Holders of Common Shares

If the Share Split is effected, shareholders who hold their Common Shares electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their post-Share Split Common Shares.

Accounting Matters

If the Share Split is implemented, net income or loss per Common Share, and other per Common Share amounts, will be decreased because there will be more Common Shares issued and outstanding. In future financial statements, net income or loss per Common Share and other per Common Share amounts for periods ending before the applicable consolidation took effect would be recast to give retroactive effect to such Share Split. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Share Split.

Certain U.S. Federal Income Tax Consequences of the Share Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Share Split that may be relevant to holders of the Company's Common Shares that are U.S. Holders (as defined below) who hold such shares as a capital asset within the meaning of Section 1221 of the Code.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Holder with respect to the Share Split. In addition, certain holders who are not U.S. Holders may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Holders that may affect the U.S. federal income tax consequences of the Share Split. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, and non-U.S. tax consequences to U.S. Holders. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Holder. Each U.S. Holder should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Share Split.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Holder arising from and relating to the Share Split. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

This summary is based on the Code, Treasury Regulations (whether final, temporary or proposed) promulgated thereunder, published IRS rulings, published administrative positions of the IRS, the Canada-U.S. Tax Convention, and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) holders whose "functional currency" is not the U.S. dollar; (x) persons holding the  Common Shares as a position in a hedge, straddle, conversion or other integrated transaction; (xi) persons who acquire the  Common Shares in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted Common Shares; (xii) U.S. expatriates or former long-term residents of the U.S.; (xiii) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company's shares; (xiv) holders that are subject to special tax accounting rules; or (xv) holders that hold their Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences relating to the Share Split.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Common Shares, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences arising from and relating to the Share Split. This summary does not discuss any U.S. federal income tax consequences applicable to holders of voting preferred shares, warrants or any other convertible or exchangeable Company securities. Holders of voting preferred shares, warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Share Split and any related transactions to them in light of their own particular circumstances.

EACH HOLDER OF COMMON SHARES SHOULD CONSULT SUCH HOLDER'S OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE SHARE SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of the Common Shares that for U.S. federal income tax purposes is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Share Split (whether or not such transactions are undertaken in connection with the Share Split).

The Share Split

The Share Split is intended to constitute a "recapitalization" within the meaning of Section 368(a)(1) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Share Split qualifies as a "recapitalization" within the meaning of Section 368(a)(1) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Common Shares in the Share Split except with respect to any additional fractions of Common Shares received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder's receipt of a whole share of the Common Shares in lieu of a fractional share, a U.S. Holder's aggregate tax basis in the Common Shares received pursuant to the Share Split should equal the aggregate tax basis of the  Common Shares surrendered, and such U.S. Holder's holding period in the Common Shares received should include the holding period in the shares of the Common Shares surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the Common Shares surrendered to the Common Shares received pursuant to the Share Split. U.S. Holders of the Common Shares acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such Common Shares.

No fractional Common Shares will be issued as a result of the Share Split. Instead, if the Share Split would result in a U.S. Holder receiving fractional shares, the number of Common Shares to be issued to such U.S. Holder will remain fractional without adjustment. Accordingly, provided that the Share Split qualifies as a tax-deferred exchange under Section 368(a)(1) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, no U.S. Holder is expected to recognize gain or loss with respect to such fractional shares pursuant to the Share Split. In addition, U.S. Shareholders will be required to allocate the aggregate tax basis of each block of their existing Common Shares held immediately prior to the Share Split among the new Common Shares held immediately after the Share Split.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Share Split Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the filing of Articles of Amendment to the Company's amended and restated Articles of Incorporation to effect a forward share split of the Company's outstanding common shares, no par value, at a ratio within a range of two-for-one (2:1) to a maximum of a ten-for-one (10:1) (the "Share Split Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed Share Split, as described in Proposal No. 8, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the Share Split Resolution to be approved and confirmed, the Share Split Resolution must be passed by the affirmative vote of two-thirds of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE SHARE SPLIT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 9 - APPROVAL OF ADJOURNMENT PROPOSAL

If the Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of Proposals Nos. 1-8, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn or postpone the Meeting at that time in order to enable the Board to solicit additional proxies.

In this Proposal No. 9, we are asking our shareholders to authorize the adjournment or postponement of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-8 or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our shareholders approve this Proposal No. 9, we could adjourn or postpone the Meeting and any adjourned or postponed session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this Proposal No. 9 could mean that, even if we had received proxies representing a sufficient number of votes to defeat one or more of Proposals Nos. 1-8, we could adjourn or postpone the Meeting without a vote on such Proposal and seek to convince our shareholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn or postpone the Meeting, no notice of the adjourned or postponed meeting is required to be given to our shareholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned or postponed, so long as the meeting is adjourned or postponed for 30 days or less and no new record date is fixed for the adjourned or postponed meeting. At the adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

Other than as specified above with respect to directors' and executive officers' interests in Proposals Nos. 1-8, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Adjournment Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Adjournment Proposal (the "Adjournment Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed Adjournment Resolution, as described in Proposal No. 9, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the Adjournment Resolution to be approved and confirmed, the Adjournment Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE ADJOURNMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and Canadian securities laws and accordingly file our annual report (including audited consolidated financial statements), quarterly reports on Form 10-Q (management's discussion and analysis ("MD&A")), current reports on Form 8-K, proxy statements, and other information with the SEC and on the System for Electronic Document Analysis and Retrieval ("SEDAR+"). As an electronic filer, our public filings are maintained on the SEC's website at http://www.sec.gov/edgar and on SEDAR+ https://www.sedarplus.ca which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC or on SEDAR+, as applicable.

Shareholders may contact the Company to request copies of the Company's financial statements and MD&A at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

SHAREHOLDER COMMUNICATIONS

General. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chairman, or if no Chairman is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the Chief Financial Officer of the Company will review the letter and forward it to the appropriate Board member(s).

Submission of Shareholder Proposals and Director Nominations for 2026 Annual Meeting. Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2026 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC and the OBCA, each as then in effect. Such proposals must be mailed to us at our offices at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Under the rules of the SEC, any shareholder proposal intended to be presented at the 2026 Annual Meeting must be received no later than sixty days prior to the one-year anniversary of the 2025 Annual Meeting in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting. Pursuant to the OBCA and the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2026 Annual Meeting before the close of business on February 2, 2026. If we change the date of our 2026 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the 2025 Annual Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2026 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws, the OBCA and the applicable securities laws which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the 2026 Annual Meeting at any time after February 2, 2026 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2026 Annual Meeting by more than thirty days after the one-year anniversary of the 2025 Annual Meeting, the deadline for a shareholder to submit a proposal for the 2026 Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.

By order of the Board of Directors,

/s/ Daniel Reis-Faria
Daniel Reis-Faria
Chief Executive Officer

November 4, 2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FLORA GROWTH CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 18, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FLORA GROWTH CORP.

The undersigned appoints Dany Vaiman or, failing him, Daniel Reis-Faria as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the common shares of Flora Growth Corp. held of record by the undersigned at the close of business on October 27, 2025 at the Special Meeting of Shareholders of Flora Growth Corp. to be held on December 19, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, PROPOSAL 6, PROPOSAL 7, PROPOSAL 8, AND PROPOSAL 9, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF FLORA GROWTH CORP.

(Continued and to be marked, dated and signed, on the other side)

2025

FLORA GROWTH CORP.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held On December 19, 2025

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/floragrowth/2025**

- the Company's Annual Report for the year ended December 31, 2024
- the Company's Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before 9:00am (Eastern Time) December 5, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/floragrowth/2025 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

Appendix A

Form of Articles of Amendment

Ontario Ministry of Public and Business Service Delivery

Articles of Amendment
Business Corporations Act

Instructions

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name *
FLORA GROWTH CORP.

Ontario Corporation Number (OCN) *	Company Key *
0002685552	324722453

Official Email Address *
csdworkrequests@foglers.com

2. Contact Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name *	Middle Name	Last Name *
Melissa		Sturges

Telephone Country Code	Telephone Number *	Extension
	289-816-0062	

Email Address *
msturges@foglers.com

3. Proposed New Corporation Name (if applicable)

Complete this section only if you are changing the corporation name

If you are changing the corporation name, you can either propose a new name or request a number name. If you propose a new name for the corporation, you need a Nuans report for the proposed name. If your corporation has a number name, you must not select the option for a number name, unless you are changing only the legal element.

Will this corporation have a number name ? ☐ Yes ☐ No

4. Number of Director(s) (if applicable)

Complete this section only if you are changing the number of directors

Please specify the number of directors for your Corporation

☐ Fixed Number ☐ Minimum/Maximum

5. Shares and Provisions (if applicable) (Maximum is 900,000 characters per text box. To activate the toolbar press "Ctrl + E")

Complete this section only if you are amending the Shares and Provisions

Description of Changes to Classes of Shares

The corporation amends the Description of Classes of Shares as follows (please be specific):

Enter the Text
The authorized share capital of the Corporation shall consist of an unlimited number of Common Shares

5261E (2023/05) © King's Printer for Ontario, 2023 Disponible en français Page 1 of 3 and an unlimited number of Class A Preferred Shares (the "Preferred Shares"), each without nominal or par value.

The articles of the Corporation are amended by splitting the the issued and outstanding common shares of the Corporation on the basis of one (1) pre-split common share to one [__] post-split common shares; provided that, if as a result of the share split, a holder of common shares would otherwise be entitled to a fraction of a common share, the number of post-split common shares issuable to such shareholder shall be rounded down to the next lesser whole number of common shares.

Description of Changes to Rights, Privileges, Restrictions and Conditions i

The corporation amends the Rights, Privileges, Restrictions and Conditions as follows (please be specific):

Enter the Text

A. Common Shares

1. Voting

2. Dividends

3. Liquidation

B. Preferred Shares

1. Preferred Shares, Issuable in Series

2. No Class Priority

3. Series Differences

4. Ranking as to Dividends and Return of Capital

Description of Changes to Restrictions on Share Transfers i

The corporation amends the Restrictions on Share Transfers as follows (please be specific):

Enter the Text

5261E (2023/05) Page 2 of 3

Description of Changes to Restrictions on Business or Powers i

The corporation amends the Restrictions on Business or Powers as follows (please be specific):

Enter the Text

Description of Changes to Other Provisions i

The corporation amends the Other Provisions as follows (please be specific):

Enter the Text

6. Authorization

✓ * I, Melissa Sturges

confirm that:

- This form has been signed by the required person.
- This amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.

The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on * i

Requested Date for Amendment * i

Caution - The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature i

Name	Position	Signature
Dany Vaiman	Chief Financial Officer	

Save Form Print Form Clear Form

5261E (2023/05)

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